John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)       Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
Citigroup Global Markets Inc,
Deutsche Bank Securities Inc,
JP Morgan Securities,
Morgan Stanley & Co Inc,
SunTrust Robinson Humphrey,
Wells Fargo Securities LLC
Barclays Capital,
Credit Suisse Securities USA L,
Goldman Sachs & Co,
Merrill Lynch Pierce Fenner &,
RBC Capital Markets LLC,
UBS Securities LLC,

Co Manager:
Fifth Third Securities Inc,
SMBC Nikko Securities America
Credit Agricole Securities USA,
Mizuho Securities USA Inc,

(2)	Names of Issuers: HCA INC 4.25%

(3)	Title of Securities: HCA 4.25%

(4)	Cusip: 404119BP3

(5)	Date of First Offering: 10/7/2014

(6)	Amount of Total Offering: 600,000,000

(7)	Unit Price of Offering: 100

Comparable Securities
Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
ACADIA HEALTH	5.125	7/1/2022	Health Facilities	5.072
MPT OP PTNR/FINL	5.5	5/1/2024	Health Facilities	4.932
LIFEPOINT HOSPIT	5.5	12/1/2021	Health Facilities	4.71

(8)	Underwriting Spread or Commission: 1.0%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 10/7/2014

(11)	Portfolio Assets on Trade Date: $423,174,243

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 385,000 bonds @ $100 = $385,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,000,000 bonds @ $100 = $1,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.091%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)       Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
Barclays Capital,
Credit Suisse Securities USA L,
Goldman Sachs & Co,
Morgan Stanley & Co Inc,
SunTrust Robinson Humphrey Inc,
Wells Fargo Securities LLC
Merrill Lynch Pierce Fenner &,
Citigroup Global Markets Inc,
Deutsche Bank Securities Inc,
JP Morgan Securities,
RBC Capital Markets LLC,
UBS Securities LLC,

Co Manager:
Fifth Third Securities Inc,
SMBC Nikko Securities America
Credit Agricole Securities USA,
Mizuho Securities USA Inc,

(2)	Names of Issuers: HCA INC 5.25%

(3)	Title of Securities: HCA 5.25%

(4)	Cusip: 404119BQ1

(5)	Date of First Offering: 10/7/2014

(6)	Amount of Total Offering: 1,400,000,000

(7)	Unit Price of Offering: 100

Comparable Securities
Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
ACADIA HEALTH	5.125	7/1/2022	Health Facilities	5.072
MPT OP PTNR/FINL	5.5	5/1/2024	Health Facilities	4.932
LIFEPOINT HOSPIT	5.5	12/1/2021	Health Facilities	4.71

(8)	Underwriting Spread or Commission: 1%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 10/7/2014

(11)	Portfolio Assets on Trade Date: $423,174,243

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 390,000 bonds @ $100 = $390,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,000,000 bonds @ $100 = $1,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.092%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)       Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
JP Morgan,
SunTrust Robinson Humphrey,
Bank of America Merrill Lynch,
Rabobank International,
Wells Fargo & Co

Co Manager:
Scotia Capital Inc,
TD Securities
Goldman Sachs & Co,
SMBC Nikko Securities America,

(2)	Names of Issuers: CONSTELLATION BRANDS INC 3.875%

(3)	Title of Securities: STZ 3.875%

(4)	Cusip: 21036PAM0

(5)	Date of First Offering: 10/20/2014

(6)	Amount of Total Offering: 400,000,000

(7)	Unit Price of Offering: 100

Comparable Securities
Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
CABCORP	6.75	2/9/2022	Beverage	5.389
CONSTELLATION BR	7.25	5/15/2017	Beverage	2.356
INNOVATION	9.5	8/15/2019	Beverage	9.626
VEN/F

(8)	Underwriting Spread or Commission: 1.25%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 10/20/2014

(11)	Portfolio Assets on Trade Date: $414,655,130

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 40,000 bonds @ $100 = $40,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
100,000 bonds @ $100 = $100,000

(15)	% of Portfolio Assets Applied to Purchase
0.01%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)       Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
JP Morgan,
SunTrust Robinson Humphrey,
Bank of America Merrill Lynch,
Rabobank International,
Wells Fargo & Co

Co Manager:
Scotia Capital Inc,
TD Securities
Goldman Sachs & Co,
SMBC Nikko Securities America,

(2)	Names of Issuers: CONSTELLATION BRANDS INC 4.75%

(3)	Title of Securities: STZ 4.75%

(4)	Cusip: 21036PAN8

(5)	Date of First Offering: 10/20/2014

(6)	Amount of Total Offering: 400,000,000

(7)	Unit Price of Offering: 100

Comparable Securities
Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
CABCORP	6.75	2/9/2022	Beverage	5.389
CONSTELLATION BR	7.25	5/15/2017	Beverage	2.356
INNOVATION VEN/F	9.5	8/15/2019	Beverage	9.626

(8)	Underwriting Spread or Commission: 1.25%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 10/20/2014

(11)	Portfolio Assets on Trade Date: $414,655,130

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 40,000 bonds @ $100 = $40,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
200,000 bonds @ $100 = $200,000

(15)	% of Portfolio Assets Applied to Purchase
0.01%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)       Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
Lynch, Goldman Sachs & Co,
RBC Capital Markets,
Bank of America Merrill
JP Morgan Securities,
Wells Fargo Securities LLC

Co Manager:
TD Securities USA LLC,
Morgan Stanley,
RBS Securities Corp,
US Bancorp Investments Inc
BBVA Securities Inc,
HSBC Securities,
PNC Bank,
Sumitomo Mitsui Banking Corp/N,

(2)	Names of Issuers: IHS INC 5%

(3)	Title of Securities: IHS 5%

(4)	Cusip: 451734AA5

(5)	Date of First Offering: 10/21/2014

(6)	Amount of Total Offering: 750,000,000

(7)	Unit Price of Offering: 100

Comparable Securities
Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
AVIS BUDGET CAR	5.125	6/1/2022	Support-Services	5.411
SOTHEBY'S	5.25	10/1/2022	Support-Services	5.81
DIGITALGLOBE INC	5.25	2/1/2021	Support-Services	5.981

(8)	Underwriting Spread or Commission: 1.25%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 10/21/2014

(11)	Portfolio Assets on Trade Date: $416,251,399

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 200,000 bonds @ $100 = $200,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
500,000 bonds @ $100 = $500,000

(15)	% of Portfolio Assets Applied to Purchase
0.048%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
Barclays Capital,
JP Morgan Securities,
RBC Capital Markets,
UBS Securities LLC,
Bank of America Merrill Lynch,
Citigroup Global Markets Inc,
Mitsubishi UFJ Securities USA,
RBS Securities Corp,
Wells Fargo Securities LLC

Co Manager:
Mizuho Securities USA Inc,
ABN Amro Financial Services In,
SunTrust Robinson Humphrey

(2)	Names of Issuers: TESORO LOGISTICS LP/CORP 5.5%

(3)	Title of Securities: TLLP 5.5%

(4)	Cusip: 88160QAG8

(5)	Date of First Offering: 10/22/2014

(6)	Amount of Total Offering: 500,000,000

(7)	Unit Price of Offering: 100

Comparable Securities
Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
TESORO CORP	5.375	10/1/2022	Oil Refining & Marketing	4.781
WESTERN REFINING	6.25	4/1/2021	Oil Refining & Marketing	6.442
CVR REF/COFF FIN	6.5	11/1/2022	Oil Refining & Marketing	6.448

(8)	Underwriting Spread or Commission: 1.25%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 10/22/2014

(11)	Portfolio Assets on Trade Date: $416,633,274

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 40,000 bonds @ $100 = $40,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
100,000 bonds @ $100 = $100,000

(15)	% of Portfolio Assets Applied to Purchase
0.01%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
Barclays Capital,
JP Morgan Securities,
RBC Capital Markets,
UBS Securities LLC,
Bank of America Merrill Lynch,
Citigroup Global Markets Inc,
Mitsubishi UFJ Securities USA,
RBS Securities Corp,
Wells Fargo Securities LLC

Co Manager:
Mizuho Securities USA Inc,
ABN Amro Financial Services In,
SunTrust Robinson Humphrey

(2)	Names of Issuers: TESORO LOGISTICS LP/CORP 6.25%

(3)	Title of Securities: TLLP 6.25%

(4)	Cusip: 88160QAH6

(5)	Date of First Offering: 10/22/2014

(6)	Amount of Total Offering: 800,000,000

(7)	Unit Price of Offering: 100

Comparable Securities
Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
TESORO CORP	5.375	10/1/2022	Oil Refining & Marketing	4.781
WESTERN REFINING	6.25	4/1/2021	Oil Refining & Marketing	6.442
CVR REF/COFF FIN	6.5	11/1/2022	Oil Refining & Marketing	6.448

(8)	Underwriting Spread or Commission: 1.25%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 10/22/2014

(11)	Portfolio Assets on Trade Date: $416,633,274

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 40,000 bonds @ $100 = $40,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
200,000 bonds @ $100 = $200,000

(15)	% of Portfolio Assets Applied to Purchase
0.01%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
Goldman Sachs & Co,
UBS Securities LLC,
Bank of America Merrill Lynch,
RBS Securities Corp,
Wells Fargo & Co

Co Manager:
Capital One Securities Inc,
Morgan Stanley,
ABN AMRO Securities USA LLC,
HSBC Securities,
SMBC Nikko Securities America,
BBVA Securities Inc,
ING Financial Markets LLC,
PNC Capital Markets,
Comerica Securities,
Natixis Securities North Ameri,
US Bancorp

(2)	Names of Issuers: TARGA RESOURCES PARTNERS 4.125%

(3)	Title of Securities: NGLS 4.125%

(4)	Cusip: 87612BAQ5

(5)	Date of First Offering: 10/23/2014

(6)	Amount of Total Offering: 800,000,000

(7)	Unit Price of Offering: 100

Comparable Securities
Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
NUSTAR LOGISTICS	4.8	9/1/2020	Gas Distribution	5
REGENCY ENERGY P	5	10/1/2022	Gas Distribution	5.192
NGL ENRGY PART/F	5.125	7/15/2019	Gas Distribution	5.68

(8)	Underwriting Spread or Commission: 1%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 10/23/2014

(11)	Portfolio Assets on Trade Date: $417,251,417

(12)	Price Paid per Unit: 100

1

(13)	Total Price Paid by Portfolio: 225,000 bonds @ $100 = $225,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
500,000 bonds @ $100 = $500,000

(15)	% of Portfolio Assets Applied to Purchase
0.054%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
Credit Suisse Securities USA L,
Goldman Sachs & Co
Bank of America Merrill Lynch,
Deutsche Bank Securities Inc,

Co Manager:
Macquarie Capital USA Inc,
RBS Securities Corp,
UBS Securities LLC,
Wells Fargo Securities LLC
Citigroup Global Markets Inc,
RBC Capital Markets,
SunTrust Robinson Humphrey,
US Bancorp,

(2)	Names of Issuers: CCOH SAFARI LLC 5.5%

(3)	Title of Securities: CHTR 5.5%

(4)	Cusip: 14987EAA5

(5)	Date of First Offering: 10/29/2014

(6)	Amount of Total Offering: 1,500,000,000

(7)	Unit Price of Offering: 100

Comparable Securities
Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
VIRGIN MEDIA SEC	5.375	4/15/2021	Cable & Satellite TV	4.738
UNITYMEDIA	5.5	1/15/2023	Cable & Satellite TV	5.116
CCO HOLDINGS LLC	5.75	9/1/2023	Cable & Satellite TV	5.748

(8)	Underwriting Spread or Commission: 1.125%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 10/29/2014

(11)	Portfolio Assets on Trade Date: $417,608,572

(12)	Price Paid per Unit: 100

1

(13)	Total Price Paid by Portfolio: 330,000 bonds @ $100 = $330,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
2,000,000 bonds @ $100 = $2,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.079%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
Credit Suisse Securities USA L,
Goldman Sachs & Co,
Bank of America Merrill Lynch,
Deutsche Bank Securities Inc,

Co Manager:
Macquarie Capital USA Inc,
RBS Securities Corp,
UBS Securities LLC,
Wells Fargo Securities LLC,
Citigroup Global Markets Inc,
RBC Capital Markets,
SunTrust Robinson Humphrey,
US Bancorp,
Bank of New York Mellon Corp/T

(2)	Names of Issuers: CCOH SAFARI LLC 5.75%

(3)	Title of Securities: CHTR 5.75%

(4)	Cusip: 14987EAB3

(5)	Date of First Offering: 10/29/2014

(6)	Amount of Total Offering: 2,000,000,000

(7)	Unit Price of Offering: 100

Comparable Securities
Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
VIRGIN MEDIA SEC	5.375	4/15/2021	Cable & Satellite TV	4.738
UNITYMEDIA	5.5	1/15/2023	Cable & Satellite TV	5.116
CCO HOLDINGS LLC	5.75	9/1/2023	Cable & Satellite TV	5.748

(8)	Underwriting Spread or Commission: 1.125%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 10/29/2014

(11)	Portfolio Assets on Trade Date: $417,608,572

(12)	Price Paid per Unit: 100

1

(13)	Total Price Paid by Portfolio: 1,150,000 bonds @ $100 = $1,150,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
7,000,000 bonds @ $100 = $7,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.275%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
JP Morgan,
Goldman Sachs & Co,
Morgan Stanley

Co Manager:
Merrill Lynch Pierce Fenner &,
TD Securities USA LLC,
Fifth Third Securities Inc,
RBS Securities Inc,
Wells Fargo Securities LLC

(2)	Names of Issuers: MSCI INC 5.25%

(3)	Title of Securities: MSCI 5.25%

(4)	Cusip: 55354GAA8

(5)	Date of First Offering: 11/5/2014

(6)	Amount of Total Offering: 800,000,000

(7)	Unit Price of Offering: 100

Comparable Securities
Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
NEUSTAR INC	4.5	1/15/2023	Software/Services	6.541
VERISIGN INC	4.625	5/1/2023	Software/Services	4.843
SUNGARD DATA	6.625	11/1/2019	Software/Services	5.69

(8)	Underwriting Spread or Commission: 1.25%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 11/5/2014

(11)	Portfolio Assets on Trade Date: $417,788,301

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 190,000 bonds @ $100 = $190,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
500,000 bonds @ $100 = $500,000

1

(15)	% of Portfolio Assets Applied to Purchase
0.045%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
JP Morgan Securities,
SunTrust Robinson Humphrey,
Bank of America Merrill Lynch,
Morgan Stanley,
Wells Fargo Securities LLC

Co Manager:
Citigroup,
Goldman Sachs & Co,
BNP Paribas SA,
Credit Agricole Indosuez,
Rabobank Nederland

(2)	Names of Issuers: SEALED AIR CORP 4.875%

(3)	Title of Securities: SEE 4.875%

(4)	Cusip: 81211KAV2

(5)	Date of First Offering: 11/7/2014

(6)	Amount of Total Offering: 425,000,000

(7)	Unit Price of Offering: 100

Comparable Securities
Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
GRAPHIC PACKAGE	4.75	4/15/2021	Packaging	4.703
SEALED AIR CORP	5.25	4/1/2023	Packaging	5.136
REYNOLDS GROUP	5.75	10/15/2020	Packaging	5.247

(8)	Underwriting Spread or Commission: 1.25%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 11/7/2014

(11)	Portfolio Assets on Trade Date: $418,695,700

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 440,000 bonds @ $100 = $440,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,000,000 bonds @ $100 = $1,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.105%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Citigroup
BofA Merrill Lynch
DNB Markets
J.P. Morgan
Morgan Stanley
RBS
Scotiabank
UBS

Co-Managers
Barclays
Deutsche Bank Securities
SunTrust Robinson Humphrey
Mizuho Securities
Credit Suisse
MUFG
RBC Capital Markets
US Bancorp
Wells Fargo Securities
BBVA
SMBC Nikko

(2)	Names of Issuers: Enterprise Products Operating LLC

(3)	Title of Securities: EPD 3.75 02/15/25, C#29379VBE2

(4)	Date of First Offering: 10/02/2014

(5)	Amount of Total Offering: $1,150,000,000

(6)	Unit Price of Offering: $99.681

Comparable Securities
1)	Ecopetrol, C#279158AK5

2)	Ensco, C#29358QAC3

3)	Kinder Morgan Energy Partners, C#494550BV7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 46 years

(9)	Trade Date: 10/02/2014

(10)	Portfolio Assets on Trade Date: $509,358,742.40

(11)	Price Paid per Unit: $99.681

(12)	Total Price Paid by Portfolio:
465,000 bonds @ $99.681 = $463,516.65

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.681 = $14,952,150.00

(14)	% of Portfolio Assets Applied to Purchase
0.091%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
46 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Citigroup
BofA Merrill Lynch
DNB Markets
J.P. Morgan
Morgan Stanley
RBS
Scotiabank
UBS

Co-Managers
Barclays
Deutsche Bank Securities
SunTrust Robinson Humphrey
Mizuho Securities
Credit Suisse
MUFG
RBC Capital Markets
US Bancorp
Wells Fargo Securities
BBVA
SMBC Nikko

(2)	Names of Issuers: Enterprise Products Operating LLC

(3)	Title of Securities: EPD 4.85 03/15/44, C#29379VBA0 (reopening)

(4)	Date of First Offering: 10/02/2014

(5)	Amount of Total Offering: $400,000,000

(6)	Unit Price of Offering: $100.836

Comparable Securities
1)	Kinder Morgan Energy Partners, L.P., C#494550BW5

2)	Ensco, C#29358QAD1

3)	Williams Partners, C#96950FAP9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 46 years

(9)	Trade Date: 10/02/2014

(10)	Portfolio Assets on Trade Date: $509,358,742.40

(11)	Price Paid per Unit: $100.836

(12)	Total Price Paid by Portfolio:
155,000 bonds @ $100.836 = $156,901.38

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
5,000,000 bonds @ $100.836 = $5,061,334.72

(14)	% of Portfolio Assets Applied to Purchase
0.031%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
46 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Citigroup
BofA Merrill Lynch
DNB Markets
J.P. Morgan
Morgan Stanley
RBS
Scotiabank
UBS

Co-Managers
Barclays
Deutsche Bank Securities
SunTrust Robinson Humphrey
Mizuho Securities
Credit Suisse
MUFG
RBC Capital Markets
US Bancorp
Wells Fargo Securities
BBVA
SMBC Nikko

(2)	Names of Issuers: Enterprise Products Operating LLC

(3)	Title of Securities: EPD 4.95 10/15/54, C# 29379VBF9

(4)	Date of First Offering: 10/02/2014

(5)	Amount of Total Offering: $400,000,000

(6)	Unit Price of Offering: $98.356

Comparable Securities
1)	Kinder Morgan Energy Partners, L.P., C#494550BW5

2)	Ensco, C#29358QAD1

3)	Williams Partners, C#96950FAP9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 46 years

(9)	Trade Date: 10/02/2014

(10)	Portfolio Assets on Trade Date: $509,358,742.40

(11)	Price Paid per Unit: $98.356

(12)	Total Price Paid by Portfolio:
125,000 bonds @ $98.356 = $122,945.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
5,000,000 bonds @ $98.356 = $4,917,800.00

(14)	% of Portfolio Assets Applied to Purchase
0.024%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
46 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books BofA Merrill Lynch Citigroup Goldman, Sachs & Co. Barclays BNP Paribas Credit Suisse Deutsche Bank Securities RBS Wells Fargo Securities Co-Managers

(2)	Names of Issuers: Keysight Technologies

(3)	Title of Securities: KEYS 4.55 10/30/24 144A, C#49338LAA1

(4)	Date of First Offering: 10/06/2014

(5)	Amount of Total Offering: $600,000,000

(6)	Unit Price of Offering: $99.966

Comparable Securities
1)	Carefusion Corp., C#14170TAM3

2)	Celgene Corp., C#151020AP9

3)	Amgen, C#031162BV1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 75 years

(9)	Trade Date: 10/06/2014

(10)	Portfolio Assets on Trade Date: $511,135,317.17

(11)	Price Paid per Unit: $99.966

(12)	Total Price Paid by Portfolio:
385,000 bonds @ $99.966 = $384,869.10

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.966 = $9,996,600.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.075%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
75 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books BofA Merrill Lynch J.P. Morgan RBC Capital Markets Wells Fargo Securities Co-Managers Credit Suisse Mischler Financial Group The Williams Capital Group

(2)	Names of Issuers: Capital One Multi-asset Execution Trust

(3)	Title of Securities: COMET 2014-A5 A, C#14041NET4

(4)	Date of First Offering: 10/06/2014

(5)	Amount of Total Offering: $1,300,000,000

(6)	Unit Price of Offering: $99.97324

Comparable Securities
1)	Citibank Credit Card Issuance Trust, C#17305EFN0

2)	American Express Credit Account Master Trust, C#02582JGS3

3)	Citibank Credit Card Issuance Trust, C#17305EFS9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.250%).

(8)	Years of Issuer’s Operations: 19 years

(9)	Trade Date: 10/06/2014

(10)	Portfolio Assets on Trade Date: $511,135,317.17

(11)	Price Paid per Unit: $99.97324

(12)	Total Price Paid by Portfolio:
1,697,000 bonds @ $99.97324 = $1,696,545.88

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
53,000,000 bonds @ $99.97324 = $52,985,817.20

1

(14)	% of Portfolio Assets Applied to Purchase
0.332%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
19 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
JP Morgan Securities

Co-Managers
Academy Securities
Apto Partners
CAVU Securities
Commerz Markets
Danske Markets
Drexel Hamilton
Lebenthal & Co.
Lloyds Securities
Natixis Securities
Santander Investment
Standard Charter Bank
Wells Fargo Securities
Williams Capital Group

(2)	Names of Issuers: JPMorgan Chase & Co.

(3)	Title of Securities: JPM 2.2 10/22/19, C#48127HAA7

(4)	Date of First Offering: 10/15/2014

(5)	Amount of Total Offering: $2,000,000,000

(6)	Unit Price of Offering: $99.788

Comparable Securities
1)	Bank of Nova Scotia, C#06416CAA6

2)	Credit Suisse New York, C#22546QAN7

3)	Westpac Banking Corporation, C#961214CF8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 14 years

(9)	Trade Date: 10/15/2014

(10)	Portfolio Assets on Trade Date: $571,049,102.31

(11)	Price Paid per Unit: $99.788

(12)	Total Price Paid by Portfolio:
1,965,000 bonds @ $99.788 = $1,960,834.20

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
50,000,000 bonds @ $99.788 = $49,894,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.343%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
14 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
BofA Merrill Lynch

Co-Managers
ANZ Securities, Inc.
Banca IMI S.p.A.
BBVA Securities Inc.
Capital One Securities
Danske Markets Inc.
Deutsche Bank Securities
Goldman, Sachs & Co.
ING Financial Markets
J.P. Morgan Securities
Lloyds Securities
Mizuho Securities
nabSecurities, LLC
Natixis Securities
Rabo Securities
RBC Capital Markets
RBS Securities
Santander
Scotiabank
SMBC Nikko
Standard Chartered Bank
Huntington Investment Co.
Wells Fargo Securities
Blaylock Beal Van, LLC
Siebert Capital Markets

(2)	Names of Issuers: Bank of America Corporation

(3)	Title of Securities: BAC 4.25 10/22/26, C#06051GFL8

(4)	Date of First Offering: 10/17/2014

(5)	Amount of Total Offering: $2,000,000,000

(6)	Unit Price of Offering: $99.517

Comparable Securities
1)	Barclays PLC, C#06738EAC9

2)	Comerica Inc., C#200340AQ0

3)	Deutsche Bank AG/London, C#25152RXA6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.500%).

(8)	Years of Issuer’s Operations: 110 years

(9)	Trade Date: 10/17/2014

(10)	Portfolio Assets on Trade Date: $618,294,517.01

1

(11)	Price Paid per Unit: $99.517

(12)	Total Price Paid by Portfolio:
995,000 bonds @ $99.517 = $990,194.15

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
28,095,000 bonds @ $99.517 = $27,959,301.15

(14)	% of Portfolio Assets Applied to Purchase
0.160%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
110 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
BofA Merrill Lynch
MUFG
Wells Fargo Securities
Citigroup
RBS
US Bancorp

Co-Managers
BB&T Capital Markets
BNY Mellon Capital Markets
Fifth Third Securities
Goldman, Sachs & Co.
PNC Capital Markets
RBC Capital Markets
Santander
The Williams Capital Group

(2)	Names of Issuers: The Kroger Co.

(3)	Title of Securities: KR 2.95 11/01/21, C#501044CZ2

(4)	Date of First Offering: 10/21/2014

(5)	Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $99.968

Comparable Securities
1)	Amphenol Corporation, C#03209AE1

2)	Hasbro, C#418056AT4

3)	Coca-Cola Co., C#191216BG4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.625%).

(8)	Years of Issuer’s Operations: 131 years

(9)	Trade Date: 10/21/2014

(10)	Portfolio Assets on Trade Date: $618,664,396.37

(11)	Price Paid per Unit: $99.968

(12)	Total Price Paid by Portfolio:
385,000 bonds @ $99.968 = $384,876.80

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.968 = $9,996,800.00

(14)	% of Portfolio Assets Applied to Purchase
0.062%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
131 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
J.P. Morgan
Morgan Stanley
Wells Fargo Securities
Citigroup
Deutsche Bank
Mizuho Securities
RBS

Co-Managers
BNY Mellon Capital Markets
CastleOak Securities
C.L. King & Associates
Drexel Hamilton
Lebenthal Capital Markets
Loop Capital Markets
U.S. Bancorp

(2)	Names of Issuers: Verizon Communications Inc.

(3)	Title of Securities: VZ 3 11/01/21, C#92343VCN2

(4)	Date of First Offering: 10/22/2014

(5)	Amount of Total Offering: $1,500,000,000

(6)	Unit Price of Offering: $99.699

Comparable Securities

1)	American Tower Corporation, C#03027XAE0

2)	Amphenol Corporation, C#032095AE1

3)	Hasbro Inc., C#418056AT4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.40%).

(8)	Years of Issuer’s Operations: 31 years

(9)	Trade Date: 10/22/2014

(10)	Portfolio Assets on Trade Date: $618,113,893.52

(11)	Price Paid per Unit: $99.699

(12)	Total Price Paid by Portfolio:
960,000 bonds @ $99.699 = $957,110.40

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
32,000,000 bonds @ $99.699 = $31,903,680.00

(14)	% of Portfolio Assets Applied to Purchase
0.155%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
31 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
J.P. Morgan
Morgan Stanley
Wells Fargo Securities
Citigroup
Deutsche Bank
Mizuho Securities
RBS

Co-Managers
BNY Mellon Capital Markets
CastleOak Securities
C.L. King & Associates
Drexel Hamilton
Lebenthal Capital Markets
Loop Capital Markets
U.S. Bancorp

(2)	Names of Issuers: Verizon Communications Inc.

(3)	Title of Securities: VZ 3.5 11/01/24, C#92343VCR3

(4)	Date of First Offering: 10/22/2014

(5)	Amount of Total Offering: $2,500,000,000

(6)	Unit Price of Offering: $99.34

Comparable Securities
1)	CBS Corporation, C#124857AM5

2)	HCP Inc., C#40414AL3

3)	Broadcom Corporation, C#111320AH0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.45%).

(8)	Years of Issuer’s Operations: 31 years

(9)	Trade Date: 10/22/2014

(10)	Portfolio Assets on Trade Date: $618,113,893.52

(11)	Price Paid per Unit: $99.34

(12)	Total Price Paid by Portfolio:
1,535,000 bonds @ $99.34 = $1,524,869.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
47,000,000 bonds @ $99.34 = $46,689,800.00

(14)	% of Portfolio Assets Applied to Purchase
0.247%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
31 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
J.P. Morgan
Morgan Stanley
Wells Fargo Securities
Citigroup
Deutsche Bank
Mizuho Securities
RBS

Co-Managers
BNY Mellon Capital Markets
CastleOak Securities
C.L. King & Associates
Drexel Hamilton
Lebenthal Capital Markets
Loop Capital Markets
U.S. Bancorp

(2)	Names of Issuers: Verizon Communications Inc.

(3)	Title of Securities: VZ 4.4 11/01/34, C#92343VCQ5

(4)	Date of First Offering: 10/22/2014

(5)	Amount of Total Offering: $2,500,000,000

(6)	Unit Price of Offering: $99.276

Comparable Securities
1)	Tyson Foods, C#90249AZ6

2)	Trans-Canada Pipelines, C#89352HAM1

3)	Johnson & Johnson, C#478160BJ2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.75%).

(8)	Years of Issuer’s Operations: 31 years

(9)	Trade Date: 10/22/2014

(10)	Portfolio Assets on Trade Date: $618,113,893.52

(11)	Price Paid per Unit: $99.276

(12)	Total Price Paid by Portfolio:
1,915,000 bonds @ $99.276 = $1,901,135.40

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
60,000,000 bonds @ $99.276 = $59,565,600.00

(14)	% of Portfolio Assets Applied to Purchase
0.308%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
31 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
BofA Merrill Lynch
Barclays Capital
Citigroup Global Markets
Credit Suisse
Deutsche Bank Securities
Goldman, Sachs & Co.
J.P. Morgan
Morgan Stanley
RBC Capital Markets
RBS Securities
UBS Securities
Wells Fargo & Co.

Co-Managers
Cambridge International
Drexel Hamilton
Jefferies
US Bancorp
The Williams Capital Group

(2)	Names of Issuers: TIAA Asset Management Finance LLC

(3)	Title of Securities: TIAAGL 4.125 11/01/24 144A, C#87246YAC0

(4)	Date of First Offering: 10/27/2014

(5)	Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $99.886

Comparable Securities
1)	Old Republic Intl. Corp., C#680223AJ3

2)	Ameriprise Financial Inc., C#03076CAG1

3)	Prudential Financial, C#74432QBZ7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8)	Years of Issuer’s Operations: 96 years

(9)	Trade Date: 10/27/14

(10)	Portfolio Assets on Trade Date: $655,374,558.86

(11)	Price Paid per Unit: $99.886

(12)	Total Price Paid by Portfolio:
600,000 bonds @ $99.886 = $599,316.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $99.886 = $29,965,800.00

(14)	% of Portfolio Assets Applied to Purchase
0.091%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
96 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
Citigroup Global Markets
Goldman, Sachs & Co.
J.P. Morgan Securities

Co-Managers
Deutsche Bank Securities
HSBC Securities
Morgan Stanley & Co.
Barclays Capital
BBVA Securities
Credit Suisse Securities
ING Financial Markets
Fifth Third Securities
BofA Merrill Lynch
Mitsubishi UFJ Securities
PNC Capital Markets
RBC Capital Markets
RBS Securities
The Williams Capital Group
U.S. Bancorp Investments
Wells Fargo Securities

(2)	Names of Issuers: The Procter & Gamble Company

(3)	Title of Securities: PG 1.9 11/01/19, C#742718EG0

(4)	Date of First Offering: 10/24/2014

(5)	Amount of Total Offering: $550,000,000

(6)	Unit Price of Offering: $99.848

Comparable Securities
1)	CVS Health Corporation, C#126650CE8

2)	Tyson Foods, Inc., C#902494AW3

3)	Target Corporation, C#87612EBB1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 177 years

(9)	Trade Date: 10/27/2014

(10)	Portfolio Assets on Trade Date: $655,374,558.86

(11)	Price Paid per Unit: $99.848

(12)	Total Price Paid by Portfolio:
465,000 bonds @ $99.848 = $464,293.20

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
12,000,000 bonds @ $99.848 = $11,981,760.00

(14)	% of Portfolio Assets Applied to Purchase
0.071%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
177 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
BofA Merrill Lynch
Barclays Capital
Citigroup Global Markets
Credit Suisse
Deutsche Bank Securities
Goldman, Sachs & Co.
J.P. Morgan
Morgan Stanley
RBC Capital Markets
RBS Securities
UBS Securities
Wells Fargo & Co.

Co-Managers
Cambridge International
Drexel Hamilton
Jefferies
US Bancorp
The Williams Capital Group

(2)	Names of Issuers: TIAA Asset Management Finance LLC

(3)	Title of Securities: TIAAGL 2.95 11/01/19 144A, C#87246YAA4

(4)	Date of First Offering: 10/27/2014

(5)	Amount of Total Offering: $1,500,000,000

(6)	Unit Price of Offering: $99.82

Comparable Securities
1)	Bank of Nova Scotia, C#06416CAA6

2)	Marsh & McLennan Cos. Inc., C#571748AW2

3)	American International Group, C#026874CZ8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.60%).

(8)	Years of Issuer’s Operations: 96 years

(9)	Trade Date: 10/27/14

(10)	Portfolio Assets on Trade Date: $655,374,558.86

(11)	Price Paid per Unit: $99.82

(12)	Total Price Paid by Portfolio:
1,095,000 bonds @ $99.82 = $1,093,029.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
35,000,000 bonds @ $99.85 = $34,947,500.00

(14)	% of Portfolio Assets Applied to Purchase
0.167%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
96 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Barclays
Citigroup
J.P. Morgan
Wells Fargo Securities

Co-Managers
U.S. Bancorp
BofA Merrill Lynch
Credit Suisse
Goldman, Sachs & Co.
Morgan Stanley
Mitsubishi UFJ Securities
RBS Securities
SunTrust Robinson Humphrey
UBS Securities
BNY Mellon Capital Markets
Fifth Third Securities
HSBC Securities
PNC Capital Markets

(2)	Names of Issuers: Aetna Inc.

(3)	Title of Securities: AET 3.5 11/15/24, C#00817YAQ1

(4)	Date of First Offering: 11/03/2014

(5)	Amount of Total Offering: $750,000,000

(6)	Unit Price of Offering: $99.581

Comparable Securities
1)	Amgen, C#031162BV1

2)	Carefusion Corporation, C#14170TAM3

3)	Pfizer, C#717081DM2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 161 years

(9)	Trade Date: 11/03/2014

(10)	Portfolio Assets on Trade Date: $654,319,858.25

(11)	Price Paid per Unit: $99.581

(12)	Total Price Paid by Portfolio:
825,000 bonds @ $99.581 = $821,543.25

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $99.581 = $29,874,300.00

(14)	% of Portfolio Assets Applied to Purchase
0.126%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
161 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	January 14, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Barclays Bank

Co-Managers
Blaylock Beal Van
BMO Capital Markets
Capital One Securities
CIBC World Markets
Mischler Financial Group
Mizuho Securities USA
Multi-Bank Securities
PNC Capital Markets
Santander
Scotia Capital
SMBC Nikko
SunTrust Robinson Humphrey
TD Securities
Telsey Advisory Group
The Korea Development Bank
Toussaint Capital Partners
U.S. Bancorp Investments
Wells Fargo Securities

(2)	Names of Issuers: Barclays PLC

(3)	Title of Securities: BACR 2.75 11/08/19, C#06738EAD7

(4)	Date of First Offering: 11/03/2014

(5)	Amount of Total Offering: $2,000,000,000

(6)	Unit Price of Offering: $99.648

Comparable Securities
1)	Bank of Nova Scotia, C#06416CAA6

2)	Marsh & McLennan Companies, Inc. C#571748AW2

3)	Synchrony Financial, C#87165BAB9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.325%).

(8)	Years of Issuer’s Operations: 324 years

(9)	Trade Date: 11/03/2014

(10)	Portfolio Assets on Trade Date: $654,319,858.25

(11)	Price Paid per Unit: $99.648

(12)	Total Price Paid by Portfolio:
760,000 bonds @ $99.648 = $757,324.80

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
22,000,000 bonds @ $99.648 = $21,922,560.00

(14)	% of Portfolio Assets Applied to Purchase
0.116%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
324 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
BofA Merrill Lynch
Barclays
Deutsche Bank Securities
HSBC
BNP Paribas
Wells Fargo Securities

Co-Managers
BB&T Capital Markets
BBVA Securities
BMO Capital Markets
CIBC World Markets
Citigroup Global Markets
DNB Markets
Fifth Third Securities
J.P. Morgan
Lloyds Securities
Mitsubishi UFJ Securities
Mizuho Securities
Morgan Stanley & Co.
PNC Capital Markets
RBC Capital Markets
Scotiabank
Societe Generale
SMBC Nikko Securities
Standard Chartered Bank
TD Securities
U.S. Bancorp Investments

(2)	Names of Issuers: Nobel Energy, Inc.

(3)	Title of Securities: NBL 5.05 11/15/44, C#655044AJ4

(4)	Date of First Offering: 11/04/2014

(5)	Amount of Total Offering: $850,000,000.00

(6)	Unit Price of Offering: $99.265

Comparable Securities
1)	Kinder Morgan Energy Partners, C#494550BW5

2)	Williams Partners, C#96950FAP9

3)	Williams Companies, C#959457BV1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 82 years

(9)	Trade Date: 11/04/2014

(10)	Portfolio Assets on Trade Date: $655,062,235.19

1

(11)	Price Paid per Unit: $99.265

(12)	Total Price Paid by Portfolio:
330,000 bonds @ $99.265 = $327,574.50

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.265 = $9,926,500.00

(14)	% of Portfolio Assets Applied to Purchase
0.050%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
82 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
HSBC USA, Inc.

Co-Managers
ABN AMRO Securities
Banca IMI S.p.A.
Barclays Capital
BBVA Securities
BMO Capital Markets
CIBC World Markets
Citigroup Global Markets
Commerz Markets
Danske Markets
Emirates NBD Capital
First Gulf Bank PJSC
ING Financial Markets
Lloyds Securities
Macquarie Capital
Merrill Lynch, Pierce,
Fenner & Smith
Mizuho Securities
Morgan Stanley & Co.
nabSecurities
Natixis Securities Americas
RBS Securities
Santander Invest. Securities
Scotia Capital
SG Americas Securities
SMBC Nikko Securities
TD Securities
Wells Fargo Securities

(2)	Names of Issuers: HSBC USA, Inc.

(3)	Title of Securities: HSBC 2.375 11/13/19, C#40428HPN6

(4)	Date of First Offering: 11/05/2014

(5)	Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $99.939

Comparable Securities
1)	Goldman Sachs Group, C#38148GSB5

2)	Bank of Nova Scotia, C#06416CAA6

3)	Synchrony Financial, C#87165BAB9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.325%).

(8)	Years of Issuer’s Operations: 164 years

(9)	Trade Date: 11/05/2014

(10)	Portfolio Assets on Trade Date: $655,457,734.66

1

(11)	Price Paid per Unit: $99.939

(12)	Total Price Paid by Portfolio:
1,490,000 bonds @ $99.939 = $1,489,091.10

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
45,000,000 bonds @ $99.939 = $44,972,550.00

(14)	% of Portfolio Assets Applied to Purchase
0.227%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
164 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Goldman, Sachs & Co.
Deutsche Bank Securities
BofA Merrill Lynch
Morgan Stanley & Co.
HSBC Securities
J.P. Morgan Securities
Wells Fargo Securities

Co-Managers
Mitsubishi UFJ Securities
RBS Securities
SG Americas Securities
UniCredit Capital Markets
U.S. Bancorp Investments
Fifth Third Securities
Lloyds Securities
Mizuho Securities USA
SMBC Nikko Securities
BB&T Capital Markets
Loop Capital Markets
Samuel A. Ramirez & Co.
SunTrust Robinson Humphrey

(2)	Names of Issuers: Walgreens Boots Alliance, Inc.

(3)	Title of Securities: WAG 4.8 11/18/44, C#931427AC2

(4)	Date of First Offering: 11/06/2014

(5)	Amount of Total Offering: $1,500,000,000

(6)	Unit Price of Offering: $99.984

Comparable Securities
1)	Pepsico, C#713448CQ9

2)	Tyson Foods, C#90249AY9

3)	Anheuser-Busch Inbev. Fin., C#03524BAF3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 113 years

(9)	Trade Date: 11/06/2014

(10)	Portfolio Assets on Trade Date: $655,804,942.47

(11)	Price Paid per Unit: $99.984

1

(12)	Total Price Paid by Portfolio:
120,000 bonds @ $99.984 = $119,980.80

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
8,000,000 bonds @ $99.984 = $7,998,720.00

(14)	% of Portfolio Assets Applied to Purchase
0.018%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
113 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
RBS Securities
BofA Merrill Lynch
Citigroup
Credit Suisse
BNP Paribas
HSBC
J.P. Morgan
Mitsubishi UFJ

Co-Managers
Banca IMI S.p.A.
Barclays Capital
Credit Agricole
Deutsche Bank Securities
DNB Markets
Lloyd’s Securities
Mizuho Securities
RBC Capital Markets
SC Americas Securities
SMBC Nikko Securities
Skandinaviska Enskilda Banken
Standard Chartered Bank
U.S. Bancorp Investments
Wells Fargo Securities
Morgan Stanley & Co.

(2)	Names of Issuers: ConocoPhillips Company

(3)	Title of Securities: COP 4.3 11/15/44, C#20826FAC0

(4)	Date of First Offering: 11/06/2014

(5)	Amount of Total Offering: $750,000,000

(6)	Unit Price of Offering: $99.448

Comparable Securities
1)	Sunoco Logistic Partners, C#8676BAP4

2)	Williams Partners, C#96950FAP9

3)	Cameron Intl. Corp., C#13342BAM7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.800%).

(8)	Years of Issuer’s Operations: 12 years

(9)	Trade Date: 11/06/2014

(10)	Portfolio Assets on Trade Date: $655,804,942.47

(11)	Price Paid per Unit: $99.448

1

(12)	Total Price Paid by Portfolio:
330,000 bonds @ $99.448 = $328,178.40

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
13,000,000 bonds @ $99.448 = $12,928,240.00

(14)	% of Portfolio Assets Applied to Purchase
0.050%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
12 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
RBS Securities
BofA Merrill Lynch
Citigroup
Credit Suisse
BNP Paribas
HSBC
J.P. Morgan
Mitsubishi UFJ

Co-Managers
Banca IMI S.p.A.
Barclays Capital
Credit Agricole
Deutsche Bank Securities
DNB Markets
Lloyd’s Securities
Mizuho Securities
RBC Capital Markets
SC Americas Securities
SMBC Nikko Securities
Skandinaviska Enskilda Banken
Standard Chartered Bank
U.S. Bancorp Investments
Wells Fargo Securities
Morgan Stanley & Co.

(2)	Names of Issuers: ConocoPhillips Company

(3)	Title of Securities: COP 4.15 11/15/34, C#20826FAF3

(4)	Date of First Offering: 11/06/2014

(5)	Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $99.959

Comparable Securities
1)	Trans-Canada Pipelines, C#89352HAM1

2)	Tyson Foods, C#902494AZ6

3)	Johnson & Johnson, C#478160BJ2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 12 years

(9)	Trade Date: 11/06/2014

(10)	Portfolio Assets on Trade Date: $655,804,942.47

(11)	Price Paid per Unit: $99.959

1

(12)	Total Price Paid by Portfolio:
330,000 bonds @ $99.959 = $329,864.70

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.959 = $9,995,900.00

(14)	% of Portfolio Assets Applied to Purchase
0.050%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
12 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
RBS Securities
BofA Merrill Lynch
Citigroup
Credit Suisse
BNP Paribas
HSBC
J.P. Morgan
Mitsubishi UFJ

Co-Managers
Banca IMI S.p.A.
Barclays Capital
Credit Agricole
Deutsche Bank Securities
DNB Markets
Lloyd’s Securities
Mizuho Securities
RBC Capital Markets
SC Americas Securities
SMBC Nikko Securities
Skandinaviska Enskilda Banken
Standard Chartered Bank
U.S. Bancorp Investments
Wells Fargo Securities
Morgan Stanley & Co.

(2)	Names of Issuers: ConocoPhillips Company

(3)	Title of Securities: COP 2.875 11/15/21, C#20826FAE6

(4)	Date of First Offering: 11/06/2014

(5)	Amount of Total Offering: $750,000,000

(6)	Unit Price of Offering: $99.975

Comparable Securities
1)	BP Capital Markets, C#05565QCT3

2)	Total Capital Intl., C#89153VAP4

3)	Credit Suisse New York, C#22546QAR8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.400%).

(8)	Years of Issuer’s Operations: 12 years

(9)	Trade Date: 11/06/2014

(10)	Portfolio Assets on Trade Date: $655,804,942.47

(11)	Price Paid per Unit: $99.975

1

(12)	Total Price Paid by Portfolio:
830,000 bonds @ $99.975 = $829,792.50

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.975 = $24,993,750.00

(14)	% of Portfolio Assets Applied to Purchase
0.127%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
12 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Goldman, Sachs & Co.
Deutsche Bank Securities
BofA Merrill Lynch
Morgan Stanley & Co.
HSBC Securities
J.P. Morgan Securities
Wells Fargo Securities

Co-Managers
Mitsubishi UFJ Securities
RBS Securities
SG Americas Securities
UniCredit Capital Markets
U.S. Bancorp Investments
Fifth Third Securities
Lloyds Securities
Mizuho Securities USA
SMBC Nikko Securities
BB&T Capital Markets
Loop Capital Markets
Samuel A. Ramirez & Co.
SunTrust Robinson Humphrey

(2)	Names of Issuers: Walgreens Boots Alliance, Inc.

(3)	Title of Securities: WAG 3.3 11/18/21, C#931427AF5

(4)	Date of First Offering: 11/06/2014

(5)	Amount of Total Offering: $1,250,000,000

(6)	Unit Price of Offering: $99.727

Comparable Securities
1)	Credit Suisse New York, C#22546QAR8

2)	Synchrony Financial, C#87165BAC7

3)	American Tower Corporation, C#03027XAE0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.40%).

(8)	Years of Issuer’s Operations: 113 years

(9)	Trade Date: 11/06/2014

(10)	Portfolio Assets on Trade Date: $655,804,942.47

(11)	Price Paid per Unit: $99.727

1

(12)	Total Price Paid by Portfolio:
670,000 bonds @ $99.727 = $668,170.90

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $99.727 = $29,918,100.00

(14)	% of Portfolio Assets Applied to Purchase
0.102%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
113 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Goldman, Sachs & Co.
Deutsche Bank Securities
BofA Merrill Lynch
Morgan Stanley & Co.
HSBC Securities
J.P. Morgan Securities
Wells Fargo Securities

Co-Managers
Mitsubishi UFJ Securities
RBS Securities
SG Americas Securities
UniCredit Capital Markets
U.S. Bancorp Investments
Fifth Third Securities
Lloyds Securities
Mizuho Securities USA
SMBC Nikko Securities
BB&T Capital Markets
Loop Capital Markets
Samuel A. Ramirez & Co.
SunTrust Robinson Humphrey

(2)	Names of Issuers: Walgreens Boots Alliance, Inc.

(3)	Title of Securities: WAG 1.75 11/17/17, C#931427AE8

(4)	Date of First Offering: 11/06/2014

(5)	Amount of Total Offering: $750,000,000

(6)	Unit Price of Offering: $99.863

Comparable Securities
1)	General Mills, C#370334BU7

2)	Pepsico, C#713448CL0

3)	Anheuser-Busch Inbev. Fin., C#03524BAC0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.25%).

(8)	Years of Issuer’s Operations: 113 years

(9)	Trade Date: 11/06/2014

(10)	Portfolio Assets on Trade Date: $655,804,942.47

(11)	Price Paid per Unit: $99.863

1

(12)	Total Price Paid by Portfolio:
670,000 bonds @ $99.863 = $669,082.10

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
36,000,000 bonds @ $99.863 = $35,949,600.00

(14)	% of Portfolio Assets Applied to Purchase
0.102%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
113 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Goldman, Sachs & Co.
Deutsche Bank Securities
BofA Merrill Lynch
Morgan Stanley & Co.
HSBC Securities
J.P. Morgan Securities
Wells Fargo Securities

Co-Managers
Mitsubishi UFJ Securities
RBS Securities
SG Americas Securities
UniCredit Capital Markets
U.S. Bancorp Investments
Fifth Third Securities
Lloyds Securities
Mizuho Securities USA
SMBC Nikko Securities
BB&T Capital Markets
Loop Capital Markets
Samuel A. Ramirez & Co.
SunTrust Robinson Humphrey

(2)	Names of Issuers: Walgreens Boots Alliance, Inc.

(3)	Title of Securities: WAG 2.7 11/18/19, C#931427AA6

(4)	Date of First Offering: 11/06/2014

(5)	Amount of Total Offering: $1,250,000,000

(6)	Unit Price of Offering: $99.879

Comparable Securities
1)	General Mills Inc., C#370334BV5

2)	Tyson Foods, C#902494AW3

3)	Target Corp., C#87612EBB1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.35%).

(8)	Years of Issuer’s Operations: 113 years

(9)	Trade Date: 11/06/2014

(10)	Portfolio Assets on Trade Date: $655,804,942.47

(11)	Price Paid per Unit: $99.879

1

(12)	Total Price Paid by Portfolio:
670,000 bonds @ $99.879 = $669,189.30

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
52,000,000 bonds @ $99.879 = $51,946,440.00

(14)	% of Portfolio Assets Applied to Purchase
0.102%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
113 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Goldman, Sachs & Co.
Deutsche Bank Securities
BofA Merrill Lynch
Morgan Stanley & Co.
HSBC Securities
J.P. Morgan Securities
Wells Fargo Securities

Co-Managers
Mitsubishi UFJ Securities
RBS Securities
SG Americas Securities
UniCredit Capital Markets
U.S. Bancorp Investments
Fifth Third Securities
Lloyds Securities
Mizuho Securities USA
SMBC Nikko Securities
BB&T Capital Markets
Loop Capital Markets
Samuel A. Ramirez & Co.
SunTrust Robinson Humphrey

(2)	Names of Issuers: Walgreens Boots Alliance, Inc.

(3)	Title of Securities: WAG 3.8 11/18/24, C#931427AH1

(4)	Date of First Offering: 11/06/2014

(5)	Amount of Total Offering: $2,000,000,000

(6)	Unit Price of Offering: $99.769

Comparable Securities
1)	Target Corporation, C#87612EBD7

2)	Pepsico, C#713448CM8

3)	Anheuser-Busch Inbev. Fin, C#03524BAE6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 113 years

(9)	Trade Date: 11/06/2014

(10)	Portfolio Assets on Trade Date: $655,804,942.47

(11)	Price Paid per Unit: $99.769

1

(12)	Total Price Paid by Portfolio:
670,000 bonds @ $99.769 = $668,452.30

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
50,000,000 bonds @ $99.769 = $49,884,500.00

(14)	% of Portfolio Assets Applied to Purchase
0.102%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
113 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
RBS Securities
BofA Merrill Lynch
Citigroup
Credit Suisse
BNP Paribas
HSBC
J.P. Morgan
Mitsubishi UFJ

Co-Managers
Banca IMI S.p.A.
Barclays Capital
Credit Agricole
Deutsche Bank Securities
DNB Markets
Lloyd’s Securities
Mizuho Securities
RBC Capital Markets
SC Americas Securities
SMBC Nikko Securities
Skandinaviska Enskilda Banken
Standard Chartered Bank
U.S. Bancorp Investments
Wells Fargo Securities
Morgan Stanley & Co.

(2)	Names of Issuers: ConocoPhillips Company

(3)	Title of Securities: COP 3.35 11/15/24, C#20826FAD8

(4)	Date of First Offering: 11/06/2014

(5)	Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $99.823

Comparable Securities
1)	Ecopetrol, C#27915AK5

2)	BP Capital Markets, C#05565QCS5

3)	Kinder Morgan Energy Partners, C#494550BV7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 12 years

(9)	Trade Date: 11/06/2014

(10)	Portfolio Assets on Trade Date: $655,804,942.47

(11)	Price Paid per Unit: $99.823

1

(12)	Total Price Paid by Portfolio:
995,000 bonds @ $99.823 = $993,238.85

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $99.823 = $29,946,900.00

(14)	% of Portfolio Assets Applied to Purchase
0.151%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
12 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
BofA Merrill Lynch
Citigroup Global Markets
J.P. Morgan
Wells Fargo Securities

Co-Managers
HSBC
Mitsubishi UFJ Securities
Mizuho Securities
RBC Capital Markets
SMBC Nikko Securities
SunTrust Robinson Humphrey
Barclays
The Williams Capital Group
BNY Mellon Capital Markets
PNC Capital markets
Regions Securities
Santander
RBS

(2)	Names of Issuers: Eastman Chemical Company

(3)	Title of Securities: EMN 4.65 10/15/44, C#277432AP5

(4)	Date of First Offering: 11/10/2014

(5)	Amount of Total Offering: $400,000,000

(6)	Unit Price of Offering: $95.444

Comparable Securities
1)	International Paper, C#460146CK7

2)	Goldcorp, C#380956AE2

3)	Burlington Northern Santa Fe, C#12189LAU5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 94 years

(9)	Trade Date: 11/10/2014

(10)	Portfolio Assets on Trade Date: $658,204,434.95

(11)	Price Paid per Unit: $95.444

(12)	Total Price Paid by Portfolio:
310,000 bonds @ $95.444 = $297,277.86

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
12,000,000 bonds @ $95.444 = $11,452,800.00

(14)	% of Portfolio Assets Applied to Purchase
0.045%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
94 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
BofA Merrill Lynch
Barclays
J.P. Morgan
Goldman, Sachs & Co.
Morgan Stanley
Wells Fargo Securities

Co-Managers
BNP Paribas Securities
Citigroup Global Markets
Mitsubishi UFJ Securities
RBS Securities
Deutsche Bank Securities
HSBC Securities
Mizuho Securities
RBC Capital Markets
SG Americas Securities
Standard Chartered Bank

(2)	Names of Issuers: Chevron Corporation

(3)	Title of Securities: CVX 2.193 11/15/19, C#166764AN0

(4)	Date of First Offering: 11/10/2014

(5)	Amount of Total Offering: $750,000,000

(6)	Unit Price of Offering: $100.000

Comparable Securities
1)	Total Capital Intl., C#89153VAM1

2)	BP Capital Markets, C#05565QCR7

3)	Shell International Finance, C#822582BA9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.170%).

(8)	Years of Issuer’s Operations: 30 years

(9)	Trade Date: 11/10/2014

(10)	Portfolio Assets on Trade Date: $658,204,434.95

(11)	Price Paid per Unit: $100.000

(12)	Total Price Paid by Portfolio:
665,000 bonds @ $100.000 = $665,000.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $100.000 = $20,000,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.101%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
30 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
Barclays
Deutsche Bank Securities
Morgan Stanley

Co-Managers
Citigroup Global Markets
Credit Suisse Securities
Goldman, Sachs & Co.
J.P. Morgan Securities
RBS Securities
Scotia Capital
U.S. Bancorp Investments
Banca IMI
HSBC
Santander
Wells Fargo Securities
Samuel A. Ramirez & Co.
The Williams Capital Group

(2)	Names of Issuers: Altria Group, Inc.

(3)	Title of Securities: MO 2.625 01/14/20, C#02209SAT0

(4)	Date of First Offering: 11/10/2014

(5)	Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $99.919

Comparable Securities
1)	General Mills Inc., C#370334BV5

2)	Tyson Foods, C#902494AW3

3)	Target Corporation, C#87612EBB1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).

(8)	Years of Issuer’s Operations: 29 years

(9)	Trade Date: 11/10/2014

(10)	Portfolio Assets on Trade Date: $658,204,434.95

(11)	Price Paid per Unit: $99.919

(12)	Total Price Paid by Portfolio:
1,080,000 bonds @ $99.919 = $1,079,125.20

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $99.919 = $29,975,700.00

(14)	% of Portfolio Assets Applied to Purchase
0.164%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
29 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
BofA Merrill Lynch
Citigroup Global Markets
J.P. Morgan
RBS Securities

Co-Managers
HSBC
Mitsubishi UFJ Securities
Mizuho Securities
RBC Capital Markets
SMBC Nikko Securities
SunTrust Robinson Humphrey
Barclays
The Williams Capital Group
BNY Mellon Capital Markets
PNC Capital markets
Regions Securities
Santander
Wells Fargo Securities

(2)	Names of Issuers: Eastman Chemical Company

(3)	Title of Securities: EMN 3.8 03/15/2025, C# 277432AR1

(4)	Date of First Offering: 11/10/2014

(5)	Amount of Total Offering: $800,000,000

(6)	Unit Price of Offering: $99.506

Comparable Securities
1)	Ecopetrol, C#279158AK5

2)	Marsh & McLennan, C#571748AX0

3)	American Water Capital, C#03040WAL9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 94 years

(9)	Trade Date: 11/10/2014

(10)	Portfolio Assets on Trade Date: $658,204,434.95

(11)	Price Paid per Unit: $99.506

(12)	Total Price Paid by Portfolio:
670,000 bonds @ $99.506 = $666,690.20

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.506 = $19,901,200.00

(14)	% of Portfolio Assets Applied to Purchase
0.101%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
94 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
BofA Merrill Lynch
BNP Paribas
Mizuho Securities
Citigroup
HSBC
Scotiabank
J.P. Morgan
MUFG
SMBC Nikko

Co-Managers
BBVA Securities
BMO Capital Markets
Credit Agricole Securities
Santander Investment Securities
SG Americas Securities
Standard Chartered Bank
U.S. Bancorp Investments
Wells Fargo Securities
CIBC World Markets
Deutsche Bank Securities
Goldman, Sachs & Co.
RBC Capital Markets
TD Securities
Banca IMI S.p.A.
Capital One Securities
Natixis Securities
The Williams Capital Group
UBS Securities

(2)	Names of Issuers: Freeport-McMoRan Inc.

(3)	Title of Securities: FCX 5.4 11/14/34, C#35671DBJ3

(4)	Date of First Offering: 11/10/2014

(5)	Amount of Total Offering: $800,000,000

(6)	Unit Price of Offering: $99.516

Comparable Securities
1)	Tyson Foods, C#902494AZ6

2)	Trans-Canada Pipelines, C#89352HAM1

3)	Johnson & Johnson, C#478160BJ2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 102 years

(9)	Trade Date: 11/10/2014

(10)	Portfolio Assets on Trade Date: $658,204,434.95

1

(11)	Price Paid per Unit: $99.516

(12)	Total Price Paid by Portfolio:
210,000 bonds @ $99.516 = $208,983.60

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
7,000,000 bonds @ $99.516 = $6,966,120.00

(14)	% of Portfolio Assets Applied to Purchase
0.032%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
102 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
BofA Merrill Lynch
BNP Paribas
Mizuho Securities
Citigroup
HSBC
Scotiabank
J.P. Morgan
MUFG
SMBC Nikko

Co-Managers
BBVA Securities
BMO Capital Markets
Credit Agricole Securities
Santander Investment Securities
SG Americas Securities
Standard Chartered Bank
U.S. Bancorp Investments
Wells Fargo Securities
CIBC World Markets
Deutsche Bank Securities
Goldman, Sachs & Co.
RBC Capital Markets
TD Securities
Banca IMI S.p.A.
Capital One Securities
Natixis Securities
The Williams Capital Group
UBS Securities

(2)	Names of Issuers: Freeport-McMoRan Inc.

(3)	Title of Securities: FCX 4.55 11/14/24, C#35671DBL8

(4)	Date of First Offering: 11/10/2014

(5)	Amount of Total Offering: $850,000,000

(6)	Unit Price of Offering: $99.905

Comparable Securities
1)	Goldcorp Inc., C#380956AE2

2)	International Paper, C#460146CJ0

3)	Potash Corp-Saskatchewan, C#73755LAL1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 102 years

(9)	Trade Date: 11/10/2014

(10)	Portfolio Assets on Trade Date: $658,204,434.95

1

(11)	Price Paid per Unit: $99.905

(12)	Total Price Paid by Portfolio:
670,000 bonds @ $99.905 = $669,363.50

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.905 = $19,981,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.102%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
102 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Wells Fargo Securities
RBC Capital Markets
U.S. Bancorp Investments
RBS Securities
TD Securities
BBVA Securities
Comerica Securities
DNB Markets, Inc.
Mitsubishi UFJ Securities
Mizuho Securities
SunTrust Robinson Humphrey

Co-Managers

(2)	Names of Issuers: Sunoco Logistics Partners Operations, L.P.

(3)	Title of Securities: SXL 5.35 05/15/45, C#86765BAQ2

(4)	Date of First Offering: 11/12/2014

(5)	Amount of Total Offering: $800,000,000

(6)	Unit Price of Offering: $99.331

Comparable Securities
1)	Enlink Midstream Partners, L.P., C#29336UAD9

2)	Kinder Morgan Energy Partners, L.P., C#494550BW5

3)	Williams Partners, L.P., C#96950FAP9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 128 years

(9)	Trade Date: 11/12/2014

(10)	Portfolio Assets on Trade Date: $659,569,740.00

(11)	Price Paid per Unit: $99.331

(12)	Total Price Paid by Portfolio:
580,000 bonds @ $99.331 = $576,119.80

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
18,000,000 bonds @ $99.331 = $17,879,580.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.087%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
128 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
BofA Merrill Lynch
Jefferies & Co.
SunTrust Robinson Humphrey
U.S. Bancorp Investments Inc.
Wells Fargo Securities

Co-Managers
BB&T Capital Markets
RBC Capital Markets
Regions Securities
Scotia Capital

(2)	Names of Issuers: Tanger Properties Limited Partnership

(3)	Title of Securities: SKT 3.75 12/01/24, C#875484AH0

(4)	Date of First Offering: 11/12/2014

(5)	Amount of Total Offering: $250,000,000

(6)	Unit Price of Offering: $99.429

Comparable Securities
1)	Simon Property Group, C#828807CS4

2)	HCP, Inc., C#40414LAL3

3)	Piedmont Operating Partnership, C#720198AD2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 33 years

(9)	Trade Date: 11/12/2014

(10)	Portfolio Assets on Trade Date: $659,569,740.00

(11)	Price Paid per Unit: $99.429

(12)	Total Price Paid by Portfolio:
330,000 bonds @ $99.429 = $328,115.70

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.429 = $9,942,900.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.050%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
33 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
BofA Merrill Lynch
Barclays Capital
HSBC Securities
J.P. Morgan Securities

Co-Managers
Goldman, Sachs & Co.
Mitsubishi UFJ Securities
Mizuho Securities USA
RBC Capital Markets
SMBC Nikko Securities
U.S. Bancorp Investments
Wells Fargo Securities
The Williams Capital Group

(2)	Names of Issuers: Gilead Sciences, Inc.

(3)	Title of Securities: GILD 4.5 02/01/45, C#375558BA0

(4)	Date of First Offering: 11/12/2014

(5)	Amount of Total Offering: $1,750,000,000

(6)	Unit Price of Offering: $99.413

Comparable Securities
1)	Pfizer Inc., C#717081DK6

2)	Celgene Corporation, C#151020AM6

3)	Eli Lilly & Co., C#532457BG2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 27 years

(9)	Trade Date: 11/12/2014

(10)	Portfolio Assets on Trade Date: $659,569,740.00

(11)	Price Paid per Unit: $99.413

(12)	Total Price Paid by Portfolio:
310,000 bonds @ $99.413 = $308,180.30

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
34,000,000 bonds @ $99.413 = $33,800,420.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.047%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
27 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
BofA Merrill Lynch
Barclays Capital
HSBC Securities
J.P. Morgan Securities

Co-Managers
Goldman, Sachs & Co.
Mitsubishi UFJ Securities
Mizuho Securities USA
RBC Capital Markets
SMBC Nikko Securities
U.S. Bancorp Investments
Wells Fargo Securities
The Williams Capital Group

(2)	Names of Issuers: Gilead Sciences, Inc.

(3)	Title of Securities: GILD 2.35 02/01/20, C#375558AY9

(4)	Date of First Offering: 11/12/2014

(5)	Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $99.772

Comparable Securities
1)	Pfizer Inc., C#717081DL4

2)	Celgene Corporation, C#151020AN4

3)	Eli Lilly & Co., C#532457BF4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 27 years

(9)	Trade Date: 11/12/2014

(10)	Portfolio Assets on Trade Date: $659,569,740.00

(11)	Price Paid per Unit: $99.772

(12)	Total Price Paid by Portfolio:
330,000 bonds @ $99.772 = $329,247.60

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
17,000,000 bonds @ $99.772 = $16,961,240.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.050%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
27 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
BofA Merrill Lynch
Barclays Capital
HSBC Securities
J.P. Morgan Securities

Co-Managers
Goldman, Sachs & Co.
Mitsubishi UFJ Securities
Mizuho Securities USA
RBC Capital Markets
SMBC Nikko Securities
U.S. Bancorp Investments
Wells Fargo Securities
The Williams Capital Group

(2)	Names of Issuers: Gilead Sciences, Inc.

(3)	Title of Securities: GILD 3.5 02/01/25, C#375558AZ6

(4)	Date of First Offering: 11/12/2014

(5)	Amount of Total Offering: $1,750,000,000

(6)	Unit Price of Offering: $99.906

Comparable Securities
1)	Pfizer Inc., C#717081DM2

2)	Celgene Corporation, C#151020AP9

3)	CareFusion Corporation, C#14170TAM3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 27 years

(9)	Trade Date: 11/12/2014

(10)	Portfolio Assets on Trade Date: $659,569,740.00

(11)	Price Paid per Unit: $99.906

(12)	Total Price Paid by Portfolio:
670,000 bonds @ $99.906 = $669,370.20

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
73,000,000 bonds @ $99.906 = $72,931,380.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.101%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
27 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Citigroup

Co-Managers
BBVA Securities
BNP Paribas Securities
Deutsche Bank Securities
HSBC Securities (USA)
ING Financial Markets
National Bank of Canada Financial
Nomura Securities International
Wells Fargo Securities
ABN AMRO Securities (USA)
Apto Partners
Banca IMI S.p.A.
Blaylock Beal Van
CAVU Securities
Drexel Hamilton
Guzman & Co.
Lebenthal & Co.
MFR Securities
Mischler Financial Group
Mitsubishi UFJ Securities
RBC Capital Markets
Samuel A. Ramirez & Co.
Scotia Capital
TD Securities
Telsey Advisory Group
UBS Securities
The Williams Capital Group

(2)	Names of Issuers: Citigroup, Inc.

(3)	Title of Securities: C 4.3 11/20/26, C#172967JC6

(4)	Date of First Offering: 11/13/2014

(5)	Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $99.536

Comparable Securities
1)	Discover Financial Services, C#254709AK4

2)	Barclays, C#06738EAC9

3)	Simon Property Group, C#828807CS4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.45%).

(8)	Years of Issuer’s Operations: 202 years

(9)	Trade Date: 11/13/2014

(10)	Portfolio Assets on Trade Date: $660,423,443.91

1

(11)	Price Paid per Unit: $99.536

(12)	Total Price Paid by Portfolio:
810,000 bonds @ $99.536 = $806,241.60

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.536 = $24,884,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.122%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
202 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
BofA Merrill Lynch
Credit Suisse
Goldman, Sachs & Co.
J.P. Morgan
U.S. Bancorp Investments
Wells Fargo Securities

Co-Managers
BNY Mellon Capital Markets
Citigroup Global Markets
Fifth Third Securities
Loop Capital Markets
Mitsubishi UFJ Securities
PNC Capital Markets
Samuel A. Ramirez & Co.
Standard Chartered Bank
Williams Capital Group

(2)	Names of Issuers: Macy’s Retail Holdings, Inc.

(3)	Title of Securities: M 4.5 12/15/34, C#55616XAM9

(4)	Date of First Offering: 11/13/2014

(5)	Amount of Total Offering: $550,000,000

(6)	Unit Price of Offering: $98.940

Comparable Securities
1)	Tyson Foods, Inc., C#902494AZ6

2)	Trans-Canada Pipelines, C#89352HAM1

3)	Johnson & Johnson, C#478160BJ2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.750%).

(8)	Years of Issuer’s Operations: 156 years

(9)	Trade Date: 11/13/2014

(10)	Portfolio Assets on Trade Date: $660,423,443.91

(11)	Price Paid per Unit: $98.940

(12)	Total Price Paid by Portfolio:
815,000 bonds @ $98.940 = $806,361.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $98.940 = $29,682,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.122%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
156 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
BofA Merrill Lynch
J.P. Morgan Securities
Mitsubishi UFJ Securities
Wells Fargo Securities

Co-Managers
Fifth Third Securities
First Tennessee Capital Markets
HSBC Securities
KeyBanc Capital Markets
SunTrust Robinson Humphrey
U.S. Bancorp Investments

(2)	Names of Issuers: Scripps Networks Interactive

(3)	Title of Securities: SNI 3.9 11/15/24, C#811065AC5

(4)	Date of First Offering: 11/17/2014

(5)	Amount of Total Offering: $99.266

(6)	Unit Price of Offering: $663,070,664.09

Comparable Securities
1)	CBS, C#124857AM5

2)	Burlington Northern Santa Fe, C#12189LAT8

3)	Kinder Morgan Energy Partners, C#494550BV7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 6 years

(9)	Trade Date: 11/17/2014

(10)	Portfolio Assets on Trade Date: $663,070,664.09

(11)	Price Paid per Unit: $99.266

(12)	Total Price Paid by Portfolio:
805,000 bonds @ $99.266 = $799,091.30

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ 99.266 = $24,816,500.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.121%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
6 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
BofA Merrill Lynch
J.P. Morgan Securities
Morgan Stanley

Co-Managers
BNP Paribas Securities
Deutsche Bank Securities
Goldman, Sachs & Co.
UBS Securities
The Bank of New York Mellon
Fifth Third Securities
The Huntington Investment Co.
PCN Capital Markets
U.S. Bancorp Investments
The Williams Capital Group

(2)	Names of Issuers: Nationwide Financial Services, Inc.

(3)	Title of Securities: NATMUT 5.3 11/18/44 144A, C#638612AL5

(4)	Date of First Offering: 11/17/2014

(5)	Amount of Total Offering: $400,000,000

(6)	Unit Price of Offering: $99.643

Comparable Securities
1)	Alleghany Corporation, C#017175AD2

2)	American International Group, C#026874DA2

3)	Aon PLC, C#00185AAG9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.75%).

(8)	Years of Issuer’s Operations: 88 years

(9)	Trade Date: 11/17/2014

(10)	Portfolio Assets on Trade Date: $663,070,664.09

(11)	Price Paid per Unit: $99.643

(12)	Total Price Paid by Portfolio:
725,000 bonds @ $99.643 = $722,411.75

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.643 = $19,928,600.00

(14)	% of Portfolio Assets Applied to Purchase
0.109%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
88 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
BofA Merrill Lynch
J.P. Morgan
Wells Fargo Securities

Co-Managers
BNP Paribas Securities
Mitsubishi UFJ Securities
RBS Securities
SMBC Nikko Securities
HSBC Securities
U.S. Bancorp Investments
PNC Capital Markets
The Williams Capital Group

(2)	Names of Issuers: Albemarle Corporation

(3)	Title of Securities: ALB 5.45 12/01/44, C#012725AD9

(4)	Date of First Offering: 11/17/2014

(5)	Amount of Total Offering: $350,000,000

(6)	Unit Price of Offering: $99.705

Comparable Securities
1)	Goldcorp Inc., C#380956AE2

2)	International Paper Co., C#460146CK7

3)	Phillips 66, C#718546AL8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 20 years

(9)	Trade Date: 11/17/2014

(10)	Portfolio Assets on Trade Date: $663,070,664.09

(11)	Price Paid per Unit: $99.705

(12)	Total Price Paid by Portfolio:
320,000 bonds @ $99.705 = $319,056.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.705 = $9,970,500.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.048%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
20 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
BofA Merrill Lynch
J.P. Morgan
Wells Fargo Securities

Co-Managers
BNP Paribas Securities
Mitsubishi UFJ Securities
RBS Securities
SMBC Nikko Securities
HSBC Securities
U.S. Bancorp Investments
PNC Capital Markets
The Williams Capital Group

(2)	Names of Issuers: Albemarle Corporation

(3)	Title of Securities: ALB 4.15 12/01/24, C#012725AC1

(4)	Date of First Offering: 11/17/2014

(5)	Amount of Total Offering: $425,000,000

(6)	Unit Price of Offering: $99.658

Comparable Securities
1)	International Paper, C#460146CJ0

2)	Potash Corp.-Saskatchewan, C#73755LAL1

3)	Alcoa, C#013817AW1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8)	Years of Issuer’s Operations: 20 years

(9)	Trade Date: 11/17/2014

(10)	Portfolio Assets on Trade Date: $663,070,664.09

(11)	Price Paid per Unit: $99.658

(12)	Total Price Paid by Portfolio:
335,000 bonds @ $99.658 = $333,854.30

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.658 = $9,965,800.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.050%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
20 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
BofA Merrill Lynch
J.P. Morgan Securities
Mitsubishi UFJ Securities
Wells Fargo Securities

Co-Managers
Fifth Third Securities
First Tennessee Capital Markets
HSBC Securities
KeyBanc Capital Markets
SunTrust Robinson Humphrey
U.S. Bancorp Investments

(2)	Names of Issuers: Entertainment Content

(3)	Title of Securities: SNI 2.75 11/15/19, C#811065AB7

(4)	Date of First Offering: 11/17/2014

(5)	Amount of Total Offering: $99.645

(6)	Unit Price of Offering: $663,070,664.09

Comparable Securities
1)	CBS, C#124857AL7

2)	Baidu Inc., C#056752AD0

3)	British Telecom PLC, C#111021AK7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).

(8)	Years of Issuer’s Operations: 6 years

(9)	Trade Date: 11/17/2014

(10)	Portfolio Assets on Trade Date: $663,070,664.09

(11)	Price Paid per Unit: $99.645

(12)	Total Price Paid by Portfolio:
590,000 bonds @ $99.645 = $587,905.50

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
39,000,000 bonds @ $99.645 = $38,861,550.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.089%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
6 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Morgan Stanley
BofA Merrill Lynch
BNP Paribas
ScotiaBank

Co-Managers
HSBC
Mitsubishi UFJ Securities
US Bancorp Investments
Wells Fargo Securities

(2)	Names of Issuers: Seagate HDD Cayman

(3)	Title of Securities: STX 5.75 12/01/34 144A, C#81180WAM3

(4)	Date of First Offering: 11/24/2014

(5)	Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $99.706

Comparable Securities
1)	General Motors, C#37045VAH3

2)	Tyson Foods, C#902494AZ6

3)	Entergy Louisiana, C#29364WAV0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (1.375%).

(8)	Years of Issuer’s Operations: 35 years

(9)	Trade Date: 11/24/2014

(10)	Portfolio Assets on Trade Date: $675,410,235.00

(11)	Price Paid per Unit: $99.706

(12)	Total Price Paid by Portfolio:
145,000 bonds @ $99.706 = $144,573.70

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
6,000,000 bonds @ $99.706 = $5,982,360.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.021%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
35 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
BofA Merrill Lynch
Barclays Capital
Citigroup Global Markets
Credit Suisse
Deutsche Bank Securities
J.P. Morgan Securities
Mitsubishi UFJ Securities
RBC Capital Markets
RBS Securities
Scotia Capital
Wells Fargo Securities

Co-Managers
CIBC
Credit Agricole CIB
DnB Markets
Mizuho Securities
Morgan Stanley
Societe Generale
SunTrust Robinson Humphrey
UBS Investment Bank

(2)	Names of Issuers: Kinder Morgan Inc.

(3)	Title of Securities: KMI 5.3 12/01/34, C#49456BAG6

(4)	Date of First Offering: 11/24/2014

(5)	Amount of Total Offering: $750,000,000.00

(6)	Unit Price of Offering: $99.718

Comparable Securities
1)	Phillips 66, C#718546AK0

2)	Tyson Foods, C#902494AZ6

3)	Trans-Canada Pipelines, C#89352HAM1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 17 years

(9)	Trade Date: 11/24/2014

(10)	Portfolio Assets on Trade Date: $675,410,235.00

(11)	Price Paid per Unit: $99.718

(12)	Total Price Paid by Portfolio:
210,000 bonds @ $99.718 = $209,407.80

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
7,000,000 bonds @ $99.718 = $6,980,260.00

(14)	% of Portfolio Assets Applied to Purchase
0.031%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
17 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
J.P. Morgan Securities
Barclays
BofA Merrill Lynch
HSBC Securities
Wells Fargo Securities

Co-Managers
Citigroup Global Markets
Credit Suisse Securities
Mizuho Securities
RBS Securities
Fifth Third Securities
PNC Capital Markets
Santander Investment Securities
SMBC Nikko Securities
US Bancorp Investments

(2)	Names of Issuers: Perrigo Finance plc

(3)	Title of Securities: PRGO 4.9 12/15/44, C#714295AA0

(4)	Date of First Offering: 11/24/2014

(5)	Amount of Total Offering: $400,000,000

(6)	Unit Price of Offering: $99.701

Comparable Securities
1)	Cardinal Health Inc., C#14149YBB3

2)	Celgene Corporation, C#151020AM6

3)	Pfizer Inc., C#717081DK6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 127 years

(9)	Trade Date: 11/24/2014

(10)	Portfolio Assets on Trade Date: $675,410,235.00

(11)	Price Paid per Unit: $99.701

(12)	Total Price Paid by Portfolio:
445,000 bonds @ $99.701 = $443,669.45

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
12,000,000 bonds @ $99.701 = $11,964,120.00

(14)	% of Portfolio Assets Applied to Purchase
0.066%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
127 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
J.P. Morgan Securities
Barclays
BofA Merrill Lynch
HSBC Securities
Wells Fargo Securities

Co-Managers
Citigroup Global Markets
Credit Suisse Securities
Mizuho Securities
RBS Securities
Fifth Third Securities
PNC Capital Markets
Santander Investment Securities
SMBC Nikko Securities
US Bancorp Investments

(2)	Names of Issuers: Perrigo Finance plc

(3)	Title of Securities: PRGO 3.9 12/15/24, C#714295AC6

(4)	Date of First Offering: 11/24/2014

(5)	Amount of Total Offering: $700,000,000

(6)	Unit Price of Offering: $99.579

Comparable Securities
1)	Cardinal Health Inc., C#14149YBA5

2)	Amgen, C#031162BV1

3)	Pfizer Inc., C#717081DM2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 127 years

(9)	Trade Date: 11/24/2014

(10)	Portfolio Assets on Trade Date: $675,410,235.00

(11)	Price Paid per Unit: $99.579

(12)	Total Price Paid by Portfolio:
710,000 bonds @ $99.579 = $707,010.90

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
35,000,000 bonds @ $99.579 = $34,852,650.00

(14)	% of Portfolio Assets Applied to Purchase
0.105%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
127 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
BofA Merrill Lynch
Barclays Capital
Citigroup Global Markets
Credit Suisse
Deutsche Bank Securities
J.P. Morgan Securities
Mitsubishi UFJ Securities
RBC Capital Markets
RBS Securities
Scotia Capital
Wells Fargo Securities

Co-Managers
CIBC
Credit Agricole CIB
DnB Markets
Mizuho Securities
Morgan Stanley
Societe Generale
SunTrust Robinson Humphrey
UBS Investment Bank

(2)	Names of Issuers: Kinder Morgan Inc.

(3)	Title of Securities: KMI 5.55 06/01/45, C#49456BAH4

(4)	Date of First Offering: 11/24/2014

(5)	Amount of Total Offering: $1,750,000,000.00

(6)	Unit Price of Offering: $99.663

Comparable Securities
1)	Phillips 66, C#718546AL8

2)	Enlink Midstream Partners, C#29336UAD9

3)	Ecopetrol SA, C#279158AJ8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.750%).

(8)	Years of Issuer’s Operations: 17 years

(9)	Trade Date: 11/24/2014

(10)	Portfolio Assets on Trade Date: $675,410,235.00

(11)	Price Paid per Unit: $99.663

(12)	Total Price Paid by Portfolio:
340,000 bonds @ $99.663 = $338,854.20

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.663 = $14,949,450.00

(14)	% of Portfolio Assets Applied to Purchase
0.050%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
17 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
BofA Merrill Lynch
Barclays Capital
Citigroup Global Markets
Credit Suisse
Deutsche Bank Securities
J.P. Morgan Securities
Mitsubishi UFJ Securities
RBC Capital Markets
RBS Securities
Scotia Capital
Wells Fargo Securities

Co-Managers
CIBC
Credit Agricole CIB
DnB Markets
Mizuho Securities
Morgan Stanley
Societe Generale
SunTrust Robinson Humphrey
UBS Investment Bank

(2)	Names of Issuers: Kinder Morgan Inc.

(3)	Title of Securities: KMI 3.05 12/01/19, C#49456BAE1

(4)	Date of First Offering: 11/24/2014

(5)	Amount of Total Offering: $1,500,000,000.00

(6)	Unit Price of Offering: $99.797

Comparable Securities
1)	Statoil ASA, C#85771PAW2

2)	BP Capital Markets, C#05565QCT3

3)	Total Capital Intl., C#89153VAM1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 17 years

(9)	Trade Date: 11/24/2014

(10)	Portfolio Assets on Trade Date: $675,410,235.00

(11)	Price Paid per Unit: $99.797

(12)	Total Price Paid by Portfolio:
510,000 bonds @ $99.797 = $508,964.70

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
23,000,000 bonds @ $99.797 = $22,953,310.00

(14)	% of Portfolio Assets Applied to Purchase
0.075%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
17 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
BofA Merrill Lynch
Barclays Capital
Citigroup Global Markets
Credit Suisse
Deutsche Bank Securities
J.P. Morgan Securities
Mitsubishi UFJ Securities
RBC Capital Markets
RBS Securities
Scotia Capital
Wells Fargo Securities

Co-Managers
CIBC
Credit Agricole CIB
DnB Markets
Mizuho Securities
Morgan Stanley
Societe Generale
SunTrust Robinson Humphrey
UBS Investment Bank

(2)	Names of Issuers: Kinder Morgan Inc.

(3)	Title of Securities: KMI 4.3 06/01/25, C#49456BAF8

(4)	Date of First Offering: 11/24/2014

(5)	Amount of Total Offering: $1,500,000,000.00

(6)	Unit Price of Offering: $99.598

Comparable Securities
1)	Canadian Natl. Resources, C#136385AV3

2)	Ecopetrol SA, C#279158AK5

3)	Plains All American Pipeline, C#72650RBF8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 17 years

(9)	Trade Date: 11/24/2014

(10)	Portfolio Assets on Trade Date: $675,410,235.00

(11)	Price Paid per Unit: $99.598

(12)	Total Price Paid by Portfolio:
510,000 bonds @ $99.598 = $507,949.80

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.598 = $14,939,700.00

(14)	% of Portfolio Assets Applied to Purchase
0.075%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
17 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
Barclays Capital
RBC Capital Markets
RBS Securities
Scotia Capital
CIBC World Markets
Mitsubishi UFJ Securities
Morgan Stanley

Co-Managers
BMO Capital Markets
BNP Paribas Securities
KeyBanc Capital Markets
Mizuho Securities USA
PNC Capital Markets
SunTrust Robinson Humphrey
TD Securities
Wells Fargo Securities

(2)	Names of Issuers: Berkshire Hathaway Energy

(3)	Title of Securities: BRKHEC 4.5 02/01/45 144A, C#084659AE1

(4)	Date of First Offering: 12/01/2014

(5)	Amount of Total Offering: $750,000,000

(6)	Unit Price of Offering: $99.141

Comparable Securities
1)	Pacific Gas & Electric, C#694308HL4

2)	Dominion Resources, C#25746UCC1

3)	Wisconsin Power & Light, C#976826BK2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.750%).

(8)	Years of Issuer’s Operations: 19 years

(9)	Trade Date: 12/01/2014

(10)	Portfolio Assets on Trade Date: $682,700,924.06

(11)	Price Paid per Unit: $99.141

(12)	Total Price Paid by Portfolio:
450,000 bonds @ $99.141 = $446,134.50

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
12,500,000 bonds @ $99.141 = $12,392,500.00

(14)	% of Portfolio Assets Applied to Purchase
0.065%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
19 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
Barclays Capital
Citigroup Global Markets
J.P. Morgan Securities
Mizuho Securities USA
Morgan Stanley
Wells Fargo Securities

Co-Managers
BofA Merrill Lynch
PNC Capital Markets
RBC Capital Markets
RBS Securities
SMBC Nikko Securities
SunTrust Robinson Humphrey
Deutsche Bank Securities
Fifth Third Bank
Goldman Sachs & Co.
Scotia Capital

(2)	Names of Issuers: Cox Communications, Inc.

(3)	Title of Securities: COXENT 4.8 02/01/35 144A, C#224044CF2

(4)	Date of First Offering: 12/01/2014

(5)	Amount of Total Offering: $650,000,000

(6)	Unit Price of Offering: $99.964

Comparable Securities
1)	Phillips 66, C#718546AK0

2)	General Motors Co., C#37045VAH3

3)	Tyson Foods, C#902494AZ6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 52 years

(9)	Trade Date: 12/01/2012

(10)	Portfolio Assets on Trade Date: $682,700,924.06

(11)	Price Paid per Unit: $99.964

(12)	Total Price Paid by Portfolio:
540,000 bonds @ $99.964 = $539,805.60

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.964 = $14,994,600.00

(14)	% of Portfolio Assets Applied to Purchase
0.079%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
52 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
BofA Merrill Lynch
Deutsche Bank
J.P. Morgan Securities
Citigroup Global Markets

Co-Managers
Morgan Stanley
RBS Securities
HSBC Securities
Barclays
Mizuho Securities
U.S. Bancorp
Wells Fargo Securities
UBS Investment Bank

(2)	Names of Issuers: Medtronic, Inc.

(3)	Title of Securities: MDT 1.5 03/15/18 144A, C#585055BK1

(4)	Date of First Offering: 12/01/2014

(5)	Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $99.712

Comparable Securities
1)	Johnson & Johnson, C#478160BL7

2)	Carefusion, C#14170TAL5

3)	Pfizer, C#717081DJ9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.250%).

(8)	Years of Issuer’s Operations: 65 years

(9)	Trade Date: 12/01/2014

(10)	Portfolio Assets on Trade Date: $682,700,924.06

(11)	Price Paid per Unit: $99.712

(12)	Total Price Paid by Portfolio:
360,000 bonds @ $99.712 = $358,963.20

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
34,000,000 bonds @ $99.712 = $33,901,400.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.053%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
65 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
BofA Merrill Lynch
Deutsche Bank
J.P. Morgan Securities
UBS Investment Bank

Co-Managers
Morgan Stanley
RBS Securities
HSBC Securities
Barclays
Mizuho Securities
U.S. Bancorp
Wells Fargo Securities
Citigroup

(2)	Names of Issuers: Medtronic, Inc.

(3)	Title of Securities: MDT 2.5 03/15/20 144A, C#585055BF2

(4)	Date of First Offering: 12/01/2014

(5)	Amount of Total Offering: $2,500,000,000

(6)	Unit Price of Offering: $99.899

Comparable Securities
1)	Johnson & Johnson, C#478160BM5

2)	Cardinal Health, C#14149YAZ1

3)	Pfizer, C#717081DL4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 65 years

(9)	Trade Date: 12/01/2014

(10)	Portfolio Assets on Trade Date: $682,700,924.06

(11)	Price Paid per Unit: $99.899

(12)	Total Price Paid by Portfolio:
905,000 bonds @ $99.899 = $904,085.95

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
43,000,000 bonds @ $99.899 = $42,952,700.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.132%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
65 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
BofA Merrill Lynch
Deutsche Bank
J.P. Morgan Securities
Barclays

Co-Managers
Morgan Stanley
RBS Securities
HSBC Securities
UBS Investment Bank
Mizuho Securities
U.S. Bancorp
Wells Fargo Securities
Citigroup

(2)	Names of Issuers: Medtronic, Inc.

(3)	Title of Securities: MDT 3.15 03/15/22 144A, C#585055BL9

(4)	Date of First Offering: 12/01/2014

(5)	Amount of Total Offering: $2,500,000,000

(6)	Unit Price of Offering: $99.791

Comparable Securities
1)	Johnson & Johnson, C#478160BN3

2)	Thermo Fisher Scientific, C#883556BH4

3)	Credit Suisse New York, C#22546QAR8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.400%).

(8)	Years of Issuer’s Operations: 65 years

(9)	Trade Date: 12/01/2014

(10)	Portfolio Assets on Trade Date: $682,700,924.06

(11)	Price Paid per Unit: $99.791

(12)	Total Price Paid by Portfolio:
905,000 bonds @ $99.791 = $903,108.55

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
43,000,000 bonds @ $99.791 = $42,909,700.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.132%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
65 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
BofA Merrill Lynch
Deutsche Bank
J.P. Morgan Securities
Citigroup

Co-Managers
Morgan Stanley
RBS Securities
HSBC Securities
UBS Investment Bank
Mizuho Securities
U.S. Bancorp
Wells Fargo Securities
Barclays

(2)	Names of Issuers: Medtronic, Inc.

(3)	Title of Securities: MDT 3.5 03/15/25 144A, C#585055BM7

(4)	Date of First Offering: 12/01/2014

(5)	Amount of Total Offering: $4,000,000,000

(6)	Unit Price of Offering: $99.042

Comparable Securities
1)	Cardinal Health, C#14149YBA5

2)	Amgen, C#031162BV1

3)	Pfizer, C#717081DM2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 65 years

(9)	Trade Date: 12/01/2014

(10)	Portfolio Assets on Trade Date: $682,700,924.06

(11)	Price Paid per Unit: $99.042

(12)	Total Price Paid by Portfolio:
540,000 bonds @ $99.042 = $534,826.80

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
45,000,000 bonds @ $99.042 = $44,568,000.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.078%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
65 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
BofA Merrill Lynch
Deutsche Bank
J.P. Morgan Securities
UBS Investment Bank

Co-Managers
Morgan Stanley
RBS Securities
HSBC Securities
Citigroup
Mizuho Securities
U.S. Bancorp
Wells Fargo Securities
Barclays

(2)	Names of Issuers: Medtronic, Inc.

(3)	Title of Securities: MDT 4.375 03/15/35 144A, C#585055BN5

(4)	Date of First Offering: 12/01/2014

(5)	Amount of Total Offering: $2,500,000,000

(6)	Unit Price of Offering: $99.117

Comparable Securities
1)	Phillips 66, C#718546AK0

2)	Tyson Foods, C#902494AZ6

3)	Trans-Canada Pipelines, C#89352HAM1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 65 years

(9)	Trade Date: 12/01/2014

(10)	Portfolio Assets on Trade Date: $682,700,924.06

(11)	Price Paid per Unit: $99.117

(12)	Total Price Paid by Portfolio:
325,000 bonds @ $99.117= $322,130.25

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.117 = $14,868,000.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.047%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
65 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
BofA Merrill Lynch
Deutsche Bank
J.P. Morgan Securities
Barclays

Co-Managers
Morgan Stanley
RBS Securities
HSBC Securities
Citigroup
Mizuho Securities
U.S. Bancorp
Wells Fargo Securities
UBS Investment Bank

(2)	Names of Issuers: Medtronic, Inc.

(3)	Title of Securities: MDT 4.625 03/15/45 144A, C#585055BP0

(4)	Date of First Offering: 12/01/2014

(5)	Amount of Total Offering: $4,000,000,000

(6)	Unit Price of Offering: $99.732

Comparable Securities
1)	Cardinal Health, Inc., C#14149YBB3

2)	Carefusion, C#14170TAK7

3)	Pfizer, C#717081DK6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 65 years

(9)	Trade Date: 12/01/2014

(10)	Portfolio Assets on Trade Date: $682,700,924.06

(11)	Price Paid per Unit: $99.732

(12)	Total Price Paid by Portfolio:
345,000 bonds @ $99.732 = $344,075.40

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
35,000,000 bonds @ $99.732 = $34,905,500.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.050%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
65 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Morgan Stanley
BofA Merrill Lynch
Deutsche Bank Securities
HSBC

Co-Managers
Wells Fargo Securities

(2)	Names of Issuers: Amazon.com, Inc.

(3)	Title of Securities: AMZN 4.95 12/05/44, C#023135AQ9

(4)	Date of First Offering: 12/02/2014

(5)	Amount of Total Offering: $1,500,000,000

(6)	Unit Price of Offering: $98.236

Comparable Securities
1)	Energy Louisiana, C#29364WAV0

2)	Agrium Inc., C#008916AN8

3)	Hasbro, C#418056AU1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.800%).

(8)	Years of Issuer’s Operations: 20 years

(9)	Trade Date: 12/02/2014

(10)	Portfolio Assets on Trade Date: $681,212,529.40

(11)	Price Paid per Unit: $98.236

(12)	Total Price Paid by Portfolio:
325,000 bonds @ $98.236 = $319,267.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
14,000,000 bonds @ $98.236 = $13,753,040.00

(14)	% of Portfolio Assets Applied to Purchase
0.047%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
20 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Barclays
J.P. Morgan
Morgan Stanley
Santander
Deutsche Bank Securities
RBC Capital Markets

Co-Managers
BBVA Securities
BofA Merrill Lynch
Citigroup Global Markets
Credit Agricole Securities
Credit Suisse Securities
Goldman, Sachs & Co.
Lloyds Securities
Mitsubishi UFJ Securities
Mizuho Securities
RBS Securities
SMBC Nikko Securities
UBS Securities
U.S. Bancorp Investments
Wells Fargo Securities

(2)	Names of Issuers: DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.

(3)	Title of Securities: DTV 3.95 01/15/25, C#25460CAA1

(4)	Date of First Offering: 12/02/2014

(5)	Amount of Total Offering: $1,200,000,000.00

(6)	Unit Price of Offering: $99.313

Comparable Securities
1)	Expedia Inc., C#30212PAJ4

2)	CBS Corporation, C#124857AM5

3)	Canadian Natl. Resources, C#136385AV3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.45%).

(8)	Years of Issuer’s Operations: 29 years

(9)	Trade Date: 12/02/2014

(10)	Portfolio Assets on Trade Date: $681,212,529.40

(11)	Price Paid per Unit: $99.313

(12)	Total Price Paid by Portfolio:
820,000 bonds @ $99.313 = $814,366.60

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $99.313 = $29,793,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.120%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
29 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Barclays Capital
SunTrust Robinson Humphrey
Wells Fargo Securities
BBVA Securities
RBC Capital Markets
SMBC Nikko Securities

Co-Managers
Deutsche Bank Securities
Mitsubishi UFJ Securities
Scotia Capital
BMO Capital Markets
CIBC World Markets
Fifth Third Securities
ING Financial Markets
PNC Capital Markets
Regions Securities
SG Americas Securities
U.S. Bancorp Investments

(2)	Names of Issuers: Plains All American Pipeline, L.P.

(3)	Title of Securities: PAA 4.9 02/15/45, C#72650RBH4

(4)	Date of First Offering: 12/02/2014

(5)	Amount of Total Offering: $650,000,000

(6)	Unit Price of Offering: $99.876

Comparable Securities
1)	Phillips 66, C#718546AL8

2)	Enlink Midstream Partners, C#29336UAD9

3)	Kinder Morgan Energy Partners, C#494550BW5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 21 years

(9)	Trade Date: 12/02/2014

(10)	Portfolio Assets on Trade Date: $681,212,529.40

(11)	Price Paid per Unit: $99.876

(12)	Total Price Paid by Portfolio:
415,000 bonds @ $99.876 = $414,485.40

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
12,500,000 bonds @ $99.876 = $12,484,500.00

(14)	% of Portfolio Assets Applied to Purchase
0.061%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
21 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Mizuho Securities
Morgan Stanley
RBC Capital Markets
SMBC Nikko Securities
Wells Fargo Securities

Co-Managers
Banca IMI
BNY Mellon Capital Markets
Lloyds Securities
Santander
US Bancorp
Williams Capital Group

(2)	Names of Issuers: Viacom Inc.

(3)	Title of Securities: VIA 4.85 12/15/34, C#92553PAZ5

(4)	Date of First Offering: 12/03/2014

(5)	Amount of Total Offering: $600,000,000

(6)	Unit Price of Offering: $99.543

Comparable Securities
1)	Phillips 66, C#718546AK0

2)	Tyson Foods, C#902494AZ6

3)	Trans-Canada Pipelines, C#89352HAM1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 8 years

(9)	Trade Date: 12/03/2014

(10)	Portfolio Assets on Trade Date: $681,757,299.98

(11)	Price Paid per Unit: $99.543

(12)	Total Price Paid by Portfolio:
800,000 bonds @ $99.543 = $796,344.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.543 = $24,885,750.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.117%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
8 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Goldman, Sachs & Co.
J.P. Morgan Securities
BNP Paribas
Citigroup
MUFG
Morgan Stanley

Co-Managers
Banca IMI
BNY Mellon Capital Markets
ING Financial Markets
Mizuho Securities USA
Standard Chartered Bank
The Williams Capital Group
Wells Fargo Securities

(2)	Names of Issuers: BDX 1.8 12/15/17, C#075887BD0

(3)	Title of Securities: Becton, Dickinson and Company

(4)	Date of First Offering: 12/04/2014

(5)	Amount of Total Offering: $1,250,000,000

(6)	Unit Price of Offering: $100.000

Comparable Securities
1)	Johnson & Johnson, C#478160BL7

2)	Pfizer Inc., C#717081DJ9

3)	Carefusion Corporation, C#14170TAL5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 117 years

(9)	Trade Date: 12/04/2014

(10)	Portfolio Assets on Trade Date: $683,164,707.61

(11)	Price Paid per Unit: $100.000

(12)	Total Price Paid by Portfolio:
695,000 bonds @ $100.000 = $695,000.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
27,000,000 bonds @ $100.000 = $27,000,000.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.102%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
117 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Goldman, Sachs & Co.
J.P. Morgan Securities
BNP Paribas
Citigroup
MUFG
Morgan Stanley

Co-Managers
Banca IMI
BNY Mellon Capital Markets
ING Financial Markets
Mizuho Securities USA
Standard Chartered Bank
The Williams Capital Group
Wells Fargo Securities

(2)	Names of Issuers: Becton, Dickinson and Company

(3)	Title of Securities: BDX 2.675 12/15/19, C#075887BE8

(4)	Date of First Offering: 12/04/2014

(5)	Amount of Total Offering: $1,250,000,000

(6)	Unit Price of Offering: $100.000

Comparable Securities
1)	Johnson & Johnson, C#478160BM5

2)	Cardinal Health, C#14149YAZ1

3)	Pfizer Inc., C#717081DL4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).

(8)	Years of Issuer’s Operations: 117 years

(9)	Trade Date: 12/04/2014

(10)	Portfolio Assets on Trade Date: $683,164,707.61

(11)	Price Paid per Unit: $100.000

(12)	Total Price Paid by Portfolio:
695,000 bonds @ $100.000 = $695,000.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
28,000,000 bonds @ $100.000 = $28,000,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.102%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
117 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Goldman, Sachs & Co.
J.P. Morgan Securities
BNP Paribas
Citigroup
MUFG
Morgan Stanley

Co-Managers
Banca IMI
BNY Mellon Capital Markets
ING Financial Markets
Mizuho Securities USA
Standard Chartered Bank
The Williams Capital Group
Wells Fargo Securities

(2)	Names of Issuers: Becton, Dickinson and Company

(3)	Title of Securities: BDX 3.734 12/15/24, C#075887BF5

(4)	Date of First Offering: 12/04/2014

(5)	Amount of Total Offering: $1,750,000,000

(6)	Unit Price of Offering: $100.000

Comparable Securities
1)	Amgen, C#031162BV1

2)	Cardinal Health, C#14149YBA5

3)	Pfizer Inc., C#717081DM2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 117 years

(9)	Trade Date: 12/04/2014

(10)	Portfolio Assets on Trade Date: $683,164,707.61

(11)	Price Paid per Unit: $100.000

(12)	Total Price Paid by Portfolio:
1,215,000 bonds @ $100.000 = $1,215,000.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
44,000,000 bonds @ $100.000 = $44,000,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.178%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
117 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Goldman, Sachs & Co.
J.P. Morgan Securities
BNP Paribas
Citigroup
MUFG
Morgan Stanley

Co-Managers
Banca IMI
BNY Mellon Capital Markets
ING Financial Markets
Mizuho Securities USA
Standard Chartered Bank
The Williams Capital Group
Wells Fargo Securities

(2)	Names of Issuers: Becton, Dickinson and Company

(3)	Title of Securities: BDX 4.685 12/15/44, C#075887BG3

(4)	Date of First Offering: 12/04/2014

(5)	Amount of Total Offering: $1,200,000,000

(6)	Unit Price of Offering: $100.000

Comparable Securities
1)	Celgene Corporation, C#151020AM6

2)	Cardinal Health, C#14149YBB3

3)	Pfizer Inc., C#717081DK6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 117 years

(9)	Trade Date: 12/04/2014

(10)	Portfolio Assets on Trade Date: $683,164,707.61

(11)	Price Paid per Unit: $100.000

(12)	Total Price Paid by Portfolio:
310,000 bonds @ $100.000 = $310,000.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $100.000 = $20,000,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.045%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
117 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
BofA Merrill Lynch
J.P. Morgan
Mitsubishi UFJ Securities
Wells Fargo Securities
U.S. Bancorp

Co-Managers
Comerica Securities
Fifth Third Securities
Mizuho Securities USA
PNC Capital Markets
RBC Capital Markets
RBS Securities
Santander Invest. Securities
Scotia Capital
SMBC Nikko Securities
The Huntington Invest. Co.

(2)	Names of Issuers: Penske Truck Leasing Co., L.P.

(3)	Title of Securities: PENSKE 3.05 01/09/20 144A, C#709599AR5

(4)	Date of First Offering: 12/08/2014

(5)	Amount of Total Offering: $500,000,000.00

(6)	Unit Price of Offering: $99.909

Comparable Securities
1)	Ingersoll-Rand Lux. Finance, C#456873AA6

2)	Tyco Electronics Group, C#902133AQ0

3)	J.B. Hunt Transport Services, C#445658CC9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.50%).

(8)	Years of Issuer’s Operations: 45 years

(9)	Trade Date: 12/08/2014

(10)	Portfolio Assets on Trade Date: $690,146,271.09

(11)	Price Paid per Unit: $99.909

(12)	Total Price Paid by Portfolio:
990,000 bonds @ $99.909 = $989,099.10

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
35,000,000 bonds @ $99.909 = $34,965,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.143%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
45 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	January 15, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer

2